UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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FACTSET RESEARCH SYSTEMS INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 30, 2008

Dear Stockholder:

You are cordially invited to attend the Fiscal 2008 Annual Meeting of Stockholders of FactSet Research Systems Inc., which will be held at our corporate headquarters at 601 Merritt 7, Norwalk, CT 06851 on Tuesday, December 16, 2008, at 2:00 p.m. Eastern Standard Time. I look forward to greeting you at the meeting.

Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

On behalf of the Board of Directors, I would like to express our appreciation for your continued support and loyalty.

Sincerely,

Philip A. Hadley Chairman of the Board and Chief Executive Officer

FACTSET RESEARCH SYSTEMS INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

December 16, 2008

2:00 p.m. Eastern Standard Time

Dear Stockholder:

The Annual Meeting of Stockholders of FactSet Research Systems Inc. (“FactSet” or the “Company”), a Delaware corporation will be held at FactSet’s corporate headquarters at 601 Merritt 7, Norwalk, CT 06851, on Tuesday, December 16, 2008, at 2:00 p.m. Eastern Standard Time for the following purposes:

1.	To elect two directors to the Board of Directors, each for a three-year term and to elect one director to the Board of Directors for a two-year term.

2.	To ratify the appointment of the accounting firm of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2009.

3.	To ratify the adoption of the Company’s 2008 Non-Employee Directors’ Stock Option Plan.

4.	To ratify the adoption of the Company’s 2008 Employee Stock Purchase Plan.

5.	To ratify the amendment to the Company’s By-laws to require advance notice to the Company of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders in the manner provided by the Company’s By-laws.

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

These items are more fully described in the following pages, which are made part of this notice. Only stockholders of record at the close of business on October 20, 2008 are entitled to notice of, and to vote at, this meeting.

The Proxy materials are also available for you to review online at http://bnymellon.mobular.net/bnymellon/FDS

To request a free paper copy of the Proxy materials, please call 1-888-313-0164, or you may request a paper copy by email at shrrelations@bnymellon.com, or by logging onto http://bnymellon.mobular.net/bnymellon/FDS. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient, and it saves your company significant printing and processing costs.

BY ORDER OF THE BOARD OF DIRECTORS

Rachel R. Stern Senior Vice President, General Counsel and Secretary Norwalk, Connecticut October 30, 2008

FACTSET RESEARCH SYSTEMS INC.

601 Merritt 7

Norwalk, Connecticut 06851

PROXY STATEMENT

Purpose of Meeting

The Board of Directors of FactSet Research Systems Inc. (the “Company” or “FactSet”) delivers this Proxy Statement and voting instructions, in connection with the solicitation of proxies which will be voted at the Annual Meeting of Stockholders of FactSet (the “Meeting”). The Meeting will be held at 2:00 p.m. Eastern Standard Time on Tuesday, December 16, 2008, at 601 Merritt 7 Norwalk, CT 06851, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Proxy Statement was made available to FactSet’s stockholders on October 30, 2008. The specific proposals to be considered and acted upon at the annual meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

Record Date and Share Ownership

The only outstanding voting security of FactSet is its Common Stock, $0.01 par value per share (the “Common Stock”). Stockholders of record at the close of business on October 20, 2008 will be entitled to vote at the Meeting on the basis of one vote for each share of Common Stock held. On October 20, 2008, there were 47,368,492 shares of Common Stock outstanding.

Submitting and Revoking Your Proxy

If you complete and submit your proxy, the persons named as proxies will follow your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote your shares as follows:

1.	To elect two directors to the Board of Directors, each for a three-year term and to elect one director to the Board of Directors for a two-year term.

2.	To ratify the appointment of the accounting firm of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2009.

3.	To ratify the adoption of the Company’s 2008 Non-Employee Directors’ Stock Option Plan.

4.	To ratify the adoption of the Company’s 2008 Employee Stock Purchase Plan.

5.	To ratify the amendment to the Company’s By-laws to require advance notice to the Company of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders in the manner provided by the Company’s By-laws.

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

In addition, if other matters are properly presented for voting at the annual meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received notice of other matters that may be properly presented a vote at the annual meeting.

Your stockholder vote is important. Stockholders of record may vote their proxies by Internet, telephone or mail. Stockholders who execute proxies may revoke them at any time before they are exercised by written notice to the Secretary of the Company at or prior to the Meeting by timely delivery of a valid, later-dated proxy or by voting by ballot at the Meeting. The cost of the solicitation of proxies will be borne by FactSet.

Expenses of Solicitation

FactSet will bear the entire cost of preparing, printing and mailing this Notice of Annual Meeting of Stockholders and Proxy Statement, the enclosed proxy card, the Company’s 2008 Annual Report on Form 10-K and any additional solicitation material that FactSet may provide to stockholders which is estimated at approximately $100,000. The solicitation of proxies will be conducted primarily by mail, but may also include telephone, facsimile or oral communications by directors, officers or regular employees of the Company acting without special compensation. If you hold your shares through a bank, broker or other holder of record and share a single address and same last name with another stockholder, you may have received notice that only one Proxy Statement and Annual Report will be sent to your address unless you instructed the holder of record to the contrary. This practice, known as “householding”, reduces multiple mailings to your household and also reduces our printing and postage costs.

However, if you wish to receive additional copies of our Proxy Statement or Annual Report, please contact our Investor Relations Department. The mailing address is 601 Merritt 7, Norwalk, Connecticut 06851, and the telephone number of our Investor Relations Department is (203) 810-1000. Our website address is www.factset.com.

Vote Tabulation

Under the Delaware General Corporation Law, the election of FactSet’s Directors requires a plurality of the votes represented in person or by proxy at the Meeting and the ratification of the selection of independent public auditors requires that the votes in favor exceed the votes against. BNY Mellon Shareowner Services will tabulate votes cast by proxy or in person at the Meeting. If you abstain from voting on any or all proposals you will be included in the number of stockholders present at the Meeting for the purposes of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or other proposals. Under the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients’ proxies at their own discretion.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Proposal 1: Election of Directors

Stockholders will elect three Directors at the Annual Meeting of Stockholders. Two directors will hold office for a term not exceeding three years or until a successor is elected and qualified. One director will hold office for a term not exceeding two years or until a successor in elected and qualified. Your proxy will be voted in favor of those persons to serve as directors, unless you indicate to the contrary on the proxy.

Management expects that the nominees will be available for election. However, if a nominee is not a candidate when the election occurs, your proxy will be voted to elect another nominee to be designated by the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) to fill any vacancy. Biographical data on these nominees and the other members of the Board of Directors is presented beginning at page 11 of this Proxy Statement under the caption “Board Members.”

Your Board recommends that Michael F. DiChristina and Walter F. Siebecker each be elected to serve a three-

year term expiring in concurrence with the Annual Meeting of Stockholders for fiscal year 2011 and Joseph R.

Zimmel be elected to serve a two-year term expiring in concurrence with the Annual Meeting of Stockholders for fiscal year 2010.

Proposal 2: Ratification of Independent Registered Public Accounting Firm

Proposal

PricewaterhouseCoopers LLP was the independent auditing firm of FactSet’s consolidated financial statements for fiscal 2008. Representatives of PricewaterhouseCoopers LLP will be at the Meeting to respond to appropriate questions and make a statement should they desire to do so. In addition to performing the audit services for fiscal 2008, FactSet also retained PricewaterhouseCoopers LLP to perform audit-related and non-audit related services during the year.

Independent Registered Public Accounting Firm’s Fees and Services

The aggregate fees billed by PricewaterhouseCoopers LLP in connection with audit and non-audit services rendered for fiscal 2008 and 2007 were as follows:

	2008	2007
Audit fees (1)	$452,000	$427,000
Audit-related fees (2)	58,000	17,723
Tax fees (3)	28,500	135,000
All other fees (4)	2,400	2,400

Total	$540,900	$582,123

(1)	Represents fees for professional services rendered for the integrated audit of FactSet’s annual consolidated financial statements and of its internal control over financial reporting, for review of the interim consolidated financial statements included in quarterly reports on Form 10-Q and for services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

(2)	Represents fees for assurance and related services that are reasonably related to the performance of the audit or review of FactSet’s consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with transactions, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)	Tax fees were for services related to tax consulting and planning services.

(4)	All other fees represent fees for services provided to FactSet which are otherwise not included in the categories above. These fees primarily consist of services related to our multi-jurisdictional sales tax liabilities.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to report periodically to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

The Audit Committee has determined that the provision of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining the independence of PricewaterhouseCoopers LLP. During 2008, all professional services provided by PricewaterhouseCoopers LLP were pre-approved by the Audit Committee in accordance with this policy.

Audit Partner and Audit Firm Rotation

The Audit Committee’s policy is that the audit engagement partner should rotate off the Company’s account no less frequently than every five years. The engagement partner for fiscal 2009 has been in place since September 1, 2008. With respect to audit firm rotation, the Audit Committee believes that it is inappropriate to establish a fixed limit on the tenure of the independent auditor. Continuity and the resulting in-depth knowledge of the Company strengthens the audit. Moreover, the mandatory partner rotation policy expressed above, normal turnover of audit personnel, the Audit Committee’s policy regarding the hiring of auditor personnel as described below, and the Audit Committee’s practices restricting non-audit engagements of the independent auditor as described below, all mitigate against any loss of objectivity that theoretically could arise from a long-term relationship. As provided in the Audit Committee’s Charter and as further described below, the Audit Committee continuously evaluates the independence and effectiveness of the independent auditor and its personnel, and the cost and quality of its audit services. The Audit Committee will periodically consider alternatives to ensure that the Audit Committee and the Company’s stockholders are receiving the best audit services available.

Auditor Independence

As noted in the Audit Committee Charter and in the Audit Committee Report presented above, the independent auditor reports directly to the Audit Committee and the Audit Committee is charged with evaluating its independence.

Your Board recommends that you vote to ratify the Audit Committee’s selection of PricewaterhouseCoopers

LLP as the independent registered public accounting firm for the fiscal year ending August 31, 2009.

Proposal 3: Ratification of the 2008 Non-Employee Directors’ Stock Option Plan

Proposal

We are asking our stockholders to approve the FactSet 2008 Non-Employee Directors’ Stock Option Plan (the “Plan”) so that we can use it to attract and retain the best available personnel for service as non-employee directors and to encourage their continued service on our Board. Approved by the Board in October 2008, the Plan is subject to approval from our stockholders at the Annual Meeting. Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock (“Shares”) that are present in person or by proxy and entitled to vote at the Annual Meeting. If the stockholders approve the Plan, it will replace our 1998 Non-Employee Directors’ Stock Option Plan that expired on November 1, 2007, except with respect to outstanding options previously granted hereunder. Our non-employee directors have an interest in this proposal. Consistent with the 1998 stock option plan, the new Plan would provide for annual equity grants for each non-employee director but would provide greater flexibility to change the vesting schedule per option grant, modify the number of options granted on an annual basis and adjust the term of the grants. The Compensation Committee of the Board would administer the plan.

We believe strongly that the approval of the Plan is essential to our continued success. Stock options such as those provided under the Plan are vital to our ability to attract and retain highly skilled individuals to serve on the Board. In addition, due to recent statutory and regulatory changes, we seek directors that accept high levels of responsibility and devote substantial time to their service as directors.

Summary of the Plan

The following provides a summary of the principal features of the Plan and its operation. The summary is qualified in its entirety by reference to the Plan as set forth in Appendix A.

Administration

The Plan shall be administered by the Board.

Types of awards are granted under the Plan

The Plan permits the grant of stock options that do not qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Shares are available for issuance under the Plan

A total of 250,000 shares of FactSet common stock have initially been reserved for issuance under the Plan. The shares of common stock to be issued may be either authorized and unissued shares or shares held by the Company in its treasury. Shares that by reason of the expiration of an Option or otherwise are no longer subject to purchase pursuant to an Option granted under the Plan may be reoffered under the Plan.

Participant Eligibility

Only each non-employee director shall be eligible to participate in the Plan.

Grants of Options

The Board shall, from time to time, in its sole discretion, subject to the limitations of the Plan, grant options to each non-employee director and determine the number of shares to be subject to the option.

Terms and Conditions of the Options

Each option grant is subject to additional terms and conditions relating to the term, exercise, vesting, forms of consideration for payment, termination of directorships and nontransferability as outlined in the complete text of the Plan attached to this Proxy Statement as Appendix A.

Adjustments Upon Changes in Capitalization

If there is a stock split, a reverse stock split, a stock dividend, a combination or reclassification of the Shares, or any other increase or decrease in the number of shares effected without receipt of consideration by the Company (except for certain conversions of convertible securities), appropriate adjustments shall be made, subject to any required action by the Company’s stockholders.

Change in Control

In the event of a reorganization, recapitalization, merger or other types of change in control, the Board, shall have the right, but not the obligation, to provide that outstanding options granted under the Plan are canceled in respect of a payment of different types, or adjusted to represent options to receive cash or other consideration.

Amendment and Termination of the Plan

Unless sooner terminated by action of the Board, the Plan will terminate on December 1, 2018. The Board may not grant options under the Plan after such termination date, but options granted before that date will continue to be effective in accordance with their terms.

Approval of Stockholders

The Plan shall take effect on the date on which the Plan is adopted by the Board, but its effectiveness and the exercise of any options shall be subject to the approval of the holders of a majority of the voting shares of the Company.

The complete text of the Plan is attached to this Proxy Statement as Appendix A.

Your Board recommends that you vote FOR this item 3, the proposal to approve the 2008 Non-Employee

Directors’ Stock Option Plan.

Proposal 4: Ratification of the 2008 Employee Stock Purchase Plan

Proposal

We are asking our stockholders to approve the 2008 Employee Stock Purchase Plan (the “Purchase Plan”). The Compensation Committee recommended, and the Board of Directors approved, the Purchase Plan in October 2008, subject to approval by our stockholders at the Annual Meeting. Approval of the Purchase Plan requires the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock that are present in person or by proxy and duly cast at the Annual Meeting. If the stockholders approve the Purchase Plan, it will replace our 2001 Employee Stock Purchase Plan, which will terminate in accordance with its terms in 2008. We believe the Purchase Plan is a valued benefit for our U.S. employee base by allowing employees to continue to purchase shares of the Company’s Common Stock through the Purchase Plan motivates high levels of performance and provides an effective means of encouraging employee commitment to the success of the Company and recruiting new employees.

Summary of the Purchase Plan

The following provides a summary of the principal features of the Purchase Plan and its operation. The following is qualified in its entirety by reference to the Purchase Plan set forth in its entirety in Appendix B.

General

The Purchase Plan is established by the Company so that employees of FactSet have an opportunity to acquire Company Common Stock. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.

Shares Available for Issuance

A total of 500,000 shares have been reserved for issuance under the Purchase Plan. In the event of any stock split, stock dividend or other change in the capital structure of the Company, appropriate adjustments will be made in the number, kind and purchase price of shares under the Plan.

Administration

The Purchase Plan shall be administered by the Compensation Committee of the Board of Directors.

Eligibility

Any individual who is employed in the U.S. (unless otherwise required by law or the Committee determines otherwise) on a full-time or part-time basis by the Company on the enrollment date (the first day of each offering period) is eligible to participate in the Purchase Plan.

Offering Period

The Purchase Plan is implemented by offering periods lasting three months (one quarter) in duration with a new offering period commencing on March 1, June 1, September 1 and December 1 of each year. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not exceed 10% of the Compensation that he or she receives on each pay day during the offering period.

Option Purchase Price

Shares of our common stock may be purchased under the Purchase Plan at a purchase price equal to at least 85% of the lesser of the fair market value of our common stock on (i) the first day of the offering period or (ii) the last day of the offering period. The fair market value of the Common Stock on a given date is generally the closing sale price of the Common Stock as reported on the New York Stock Exchange for such date.

Payroll Deductions and the Purchase of Shares

Payroll deductions are accumulated on behalf of participating employees throughout the offering period. The number of shares of Common Stock a participant may purchase in each offering period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during that offering period by the purchase price.

Withdrawal

Generally, a participant may withdraw from an offering period at any time by written notice without affecting his or her eligibility to participate in future offering periods.

Termination of Employment

Upon termination of a participant’s employment for any reason, including disability or death, his or her option and participation in the Purchase Plan will immediately cease. The payroll deductions credited to the participant’s account (to the extent not used to make a purchase of our common stock) will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan.

Adjustments; Merger or Asset Sale Adjustments

In the event of any stock split, stock dividend or other change in our capital structure, appropriate adjustments will be made in the number, kind and purchase price of the shares available for purchase under the Stock Purchase Plan. In the event of any merger or asset sale as defined in the Stock Purchase Plan, each option under the Employee Stock Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation.

Amendment and Termination of the Plan

The Board may at any time and for any reason terminate or amend the Purchase Plan. No amendment shall be effective unless it is approved by the holders of a majority of the votes cast at a duly held stockholders’ meeting, if such amendment would require stockholder approval in order to comply with Rule 16b-3 or Section 423 of the Code.

Certain Federal Income Tax Information

An employee will not have taxable income upon the grant or exercise of an option under the Plan. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase (“holding periods”), the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will be treated as long-term capital gain and if the employee sells the stock for less than the purchase price, the difference is a long-term capital loss.

The complete text of the Purchase Plan is attached to this Proxy Statement as Appendix B.

Your Board recommends that you vote FOR this item 4, the proposal to approve the 2008 Employee Stock

Purchase Plan and the reservation of 500,000 shares hereunder.

Proposal 5: Ratification of the Amendment to the By-laws

Proposal

We are asking our stockholders to approve the adoption of an amendment to FactSet’s By-laws to require advance notice to the Company of stockholder nominations for election of directors and for other business to be brought by stockholders before a meeting of stockholders in the manner provided by the Company’s By-laws (the “Amendment”). The Board approved the amendment to the By-laws in October 2008 and is subject to approval from our stockholders at the Annual Meeting. Approval of the Amendment requires the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock.

Purpose of the Amendment

The Board of Directors recommends that the Company’s By-laws be amended to replace Article Six with a new Article Six, which provides that the only business that may be conducted at any annual meeting of the stockholders is business that has been brought before the annual meeting by, or at the direction of, the majority of the directors or by any stockholder of the Company who provides timely notice of the proposal in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date.

Communication with the Secretary of the Company

The stockholder’s notice to the Secretary must set forth in writing each matter the stockholder proposes to bring before the annual meeting including other information deemed necessary for the Company to evaluate the proposal appropriately. The determination as to whether the notice provisions have been met will be made by the presiding officer at the annual meeting. This provision applies only to new business and not to other reports of officers, directors, or committees of the Board of Directors.

Advantages of Provision Concerning Notice Requirements for Stockholder Proposals.

The proposed amendment provides an orderly procedure for the notification of the Board of business which is to be presented at stockholders’ meetings. This will enable the Board to plan such meetings and also, to the extent it deems it necessary or desirable, to inform the stockholders, prior to the meeting, of any new business that will be presented at the meeting. The Board will also be able to make a recommendation or statement of its position so as to enable stockholders to better determine whether they desire to attend the meeting or grant a proxy to the Company as to the disposition of any such business. The proposed Amendment does not give the Board any power to approve or disapprove the business that stockholders desire to be conducted at the meeting, but it does provide for a more orderly procedure for conducting the meeting.

Disadvantages to Provision Concerning Notice Requirements for Stockholder Proposals

The proposed Amendment will require stockholders to think in advance to initiate discussion at a stockholders’ meeting. It will also preclude the conducting of business at a particular meeting if the proper notice procedures have not been followed.

The provision requiring notice for stockholder proposals is set forth in proposed new Article Six of the Company’s By-laws, attached as Appendix C of this proxy statement. If approved by the stockholders of FactSet, the new Article Six will replace the existing Article Six and will become effective upon its filing with the Secretary of State of the State of Delaware.

Your Board recommends that you vote FOR this item 5, the proposal to ratify the Amendment to the

Company’s By-laws to require advance notice to the Company of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders in the manner provided by the Company’s By-laws.

CORPORATE GOVERNANCE

Director Independence. On September 22, 2008, the Company’s Board of Directors reviewed the independence of its Directors under the applicable standards of the New York Stock Exchange. Each director, other than Messrs. Hadley and DiChristina, qualifies as “independent” in accordance with those published listing requirements. The independent Directors constitute a majority of the directors of the Company. Mr. McGonigle serves as the Lead Independent Director and chairman of the Nominating and Corporate Governance Committee. He presides over executive sessions of the non-management Directors. The independent Directors meet at least four times annually after the end of each scheduled quarterly meeting of the Board of Directors.

Board Members. The following discussion presents information about the persons who comprise FactSet’s Board of Directors, including the three nominees for election.

Scott A. Billeadeau, Director. Mr. Billeadeau, age 47, joined Fifth Third Asset Management (“Fifth Third”) in March of 2003 with the combination of Paladin Investment Associates, LLC (“Paladin”) with Fifth Third. He is the Managing Director of Small-cap and Mid-cap Growth Strategies and is responsible for managing nearly $1 billion in assets. Prior to joining Fifth Third, he was a Principal, Founder and Senior Portfolio Manager with Paladin. Prior to co-founding Paladin, Mr. Billeadeau spent eight years managing over $2 billion in small-cap and mid-cap assets for Bank of America and Nations Bank. Mr. Billeadeau began his career in 1985 with American Express Financial Advisers, previously IDS Financial Services, Inc., where he was a quantitative analyst. Mr. Billeadeau received a B.A. in Economics from Princeton University and has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute. Mr. Billeadeau is the Chairman of the Audit Committee and has served on the Board since January 2001. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 2009.

Michael F. DiChristina, President, Chief Operating Officer and Director. Mr. DiChristina, age 46, joined FactSet in 1986 as a Software Engineer and held the position of Director of Software Engineering from 1990 to 1999. Prior to joining FactSet, Mr. DiChristina was a Software Engineer at Morgan Stanley & Co. Mr. DiChristina received a B.S. in Electrical Engineering from Massachusetts Institute of Technology. Mr. DiChristina has served on the Board since March 2000. Mr. DiChristina is nominated for a three-year term, which would expire in concurrence with the Annual Meeting of Stockholders for fiscal 2011.

Philip A. Hadley, Chairman of the Board of Directors, Chief Executive Officer and Director. Mr. Hadley, age 46, was named Chairman and Chief Executive Officer of FactSet on September 5, 2000. Mr. Hadley joined FactSet in 1985 as a Consultant. From 1986 to 1989, Mr. Hadley was our Vice President, Sales. From 1989 to 2000, Mr. Hadley was Senior Vice President and Director of Sales and Marketing with FactSet. Prior to joining the Company, Mr. Hadley was employed by Cargill Corporation. Mr. Hadley received a B.B.A. in Accounting from the University of Iowa and has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute. Mr. Hadley has served on the Board since September 2000. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 2009. In addition, Mr. Hadley currently serves as a member of the board of advisors of Kum & Go.

Joseph E. Laird, Jr., Director. Mr. Laird, age 63, serves as Chairman and Chief Executive Officer of Laird Squared LLC, an investment banking company that he formed in January 1999, exclusively to serve the database information services industry. From 1989 to 1999, Mr. Laird was a Managing Director of Veronis, Suhler & Associates, a leading specialty merchant bank that serves the media and information industries. From 1982 to 1989, he was an institutional equity salesman and a senior securities analyst of database information services for Hambrecht & Quist. From 1975 to 1982, Mr. Laird was an institutional equity salesman and investment strategist for PaineWebber Mitchell Hutchins. Mr. Laird has also served as a director of The Advisory Board Company and Valassis Communications. Mr. Laird is the Chairman of the Compensation Committee and has served on the Board since 1993. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 2010.

James J. McGonigle, Director. Mr. McGonigle, age 45, serves as a special advisor to the Board of The Corporate Executive Board Company (“CEB”). CEB specializes in providing to corporations best practices research and analysis focusing on corporate strategy, operations and general management issues. Prior to his role as special advisor to the Board, he served as the director and non-Executive Chairman of the Board of CEB from July 2005 until January 2008. From July 1998 until July 2005, Mr. McGonigle served as CEB’s Chief Executive Officer. From the spin-off in October 1997 until July 1998, Mr. McGonigle was CEB’s General Manager, and from 1995 until the spin-off, he was the General Manager of the corporate division of The Advisory Board Company with responsibility for managing the business assumed in the spin-off. From 1990 to 1995, Mr. McGonigle was a consultant in the Financial Institutions Group at McKinsey & Company, an independent consulting firm. Mr. McGonigle received a B.A. from the Woodrow Wilson School at Princeton University and a J.D. from Harvard Law School. Mr. McGonigle has served on the Board since May 2002 and is the Chairman of the Nominating and Corporate Governance Committee and is a member of the Compensation Committee. On September 19, 2005, Mr. McGonigle was named the Lead Independent Director. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 2010.

Walter F. Siebecker, Director. Mr. Siebecker, age 67, serves as President of Burgess Consulting LLC. Mr. Siebecker was a managing director of the Depository Trust and Clearing Corporation (“DTC”). He joined the National Securities Clearing Corporation (“NSCC”), a subsidiary of DTC, in 1996 as a Managing Director in charge of the organization’s Annuity Processing Service. Mr. Siebecker’s background is in retail and institutional investment services in the domestic and global markets. Prior to joining NSCC, Mr. Siebecker was a consultant to the Trading Services Division at Lehman Brothers and spent 16 years at Salomon Smith Barney Inc., where he was responsible for the Operations Division as Executive Vice President and Chief Operations Officer. Mr. Siebecker is a member of the Audit Committee and the Compensation Committee and has served on the Board since November 1997. Mr. Siebecker is nominated for a three-year term, which would expire in concurrence with the Annual Meeting of Stockholders for fiscal 2011.

Charles J. Snyder, Vice Chairman of the Board of Directors and Director. Mr. Snyder, age 66, a co-founder of FactSet in 1978, retired as President and Chief Technology Officer of the Company on August 31, 1999. At that time he became Vice Chairman of the Board and agreed to continue as a consultant for three years to FactSet’s engineering and technology groups. In conjunction with FactSet’s announcement of Howard Wille’s retirement as Chief Executive Officer of FactSet effective May 22, 2000, Mr. Snyder was named our interim Chief Executive Officer. Mr. Snyder acted as interim Chief Executive Officer of FactSet until September 5, 2000, at which time Philip A. Hadley was named Chairman and Chief Executive Officer. From 1964 to 1977, Mr. Snyder worked for Faulkner, Dawkins & Sullivan, Inc., eventually becoming Director of Computer Research, a position he retained with Shearson Hayden Stone, Inc. after its acquisition of Faulkner, Dawkins & Sullivan, Inc. in 1977. Mr. Snyder has been a Director of FactSet since its formation in 1978 and is currently a member of the Nominating and Corporate Governance Committee. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 2010.

Joseph R. Zimmel, Director. Mr. Zimmel, age 55, is a financial consultant and retired Managing Director of Goldman, Sachs & Co. From December 2001 until November 2002, Mr. Zimmel served as an Advisory Director to the Goldman Sachs Group. In the investment banking division at Goldman, Sachs & Co., Mr. Zimmel held the position of Managing Director of the Communications, Media & Entertainment Group for the Americas from 1999 to 2001, after acting as a Managing Director and a co-head of the group from 1992 to 1999. In addition to his appointment to FactSet’s Board of Directors, Mr. Zimmel currently serves as a member of the board of directors of CenturyTel, Inc. He has also served on the board of directors of Digitas Inc. Mr. Zimmel is currently a member of the Audit Committee and the Nominating and Corporate Governance Committee. Mr. Zimmel is nominated for a two-year term, which would expire in concurrence with the Annual Meeting of Stockholders for fiscal 2010.

Board of Directors Meetings and Committees

Board Responsibilities and Structure. FactSet’s Board of Directors has adopted corporate governance guidelines which help govern the Company. You can access these corporate governance guidelines, along with each of our Board Committee charters at the Corporate Governance Highlights page of the Investor section of our website at www.factset.com or request a free copy by contacting Investor Relations at FactSet Research Systems Inc., 601 Merritt 7, Norwalk, CT 06851. Directors are expected to attend regularly and participate in meetings of the Board and of committees on which the Director serves. The Company does not have a policy with regard to Directors’ attendance at annual stockholder meetings. The Company’s Board of Directors met nine times during fiscal 2008, of which four were regularly scheduled quarterly meetings.

Board Committees and Charters. The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. The Board of Directors has three standing Committees: the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee. All directors attended 100% of the regular meetings of the Board and at least 75% of other meetings of the full Board. All directors who served on committees of the Board attended 75% or more of the meetings of the committees on which they served during fiscal 2008.

The following table identifies the committee members as of October 30, 2008.

Committee Name
Independent Directors	Audit	Compensation	Nominating and Corporate Governance
Scott A. Billeadeau *	Chairperson
Joseph E. Laird, Jr.		Chairperson
James J. McGonigle**		Member	Chairperson
Walter F. Siebecker	Member	Member
Charles J. Snyder			Member
Joseph R. Zimmel	Member		Member

Employee Directors
Philip A. Hadley
Michael F. DiChristina

*	Financial Expert

**	Lead Independent Director

Audit Committee. The Audit Committee assists the Board of Directors in fulfilling its oversight review of FactSet’s internal and external financial reporting processes. Its primary responsibilities include: meeting with financial management and the independent auditors to review our system of internal controls; assessing the quality of FactSet’s accounting principles and financial reporting; reviewing the external audit process as conducted by FactSet’s independent auditors; reviewing the financial information provided to stockholders and other external parties; and preparing the report of the Audit Committee included in the definitive proxy statement on a yearly basis. The Board has determined that Mr. Billeadeau qualifies as the “audit committee financial expert” as defined in Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, as amended. The Board has also determined that each member of the Audit Committee is independent under the standards of the New York Stock Exchange and has sufficient knowledge in reading and understanding the company’s financial statements to serve on the Audit Committee. The Audit Committee met five times during fiscal 2008.

Under the Audit and Non-Audit Service Pre-Approval Policy adopted by the Audit Committee, all audit and non-audit services to be performed by the independent registered public accounting firm for the Company require pre-approval by the Audit Committee. In some cases, pre-approval relates to audit or non-audit services that fall within certain established categories and budgets, and in other cases a particular defined task or scope of work may be pre-approved subject to a specific budget. Pre-approvals may be granted by either the full Audit Committee or, by any member of the Audit Committee pursuant to delegated authority. Any pre-approvals by an Audit Committee member pursuant to this delegated authority shall be reported to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate pre-approval authority to management.

Compensation Committee. The primary responsibilities of the Compensation Committee are to review and approve the compensation policies for the Chief Executive Officer and other key executive officers of the Company, oversee the Company’s administration of its equity-based compensation policies, approve grants of stock options to officers and employees of the Company under its stock option plans, establish annual performance goals for the Company’s principal executive officers and assess the quality of the performance of those executive officers. The Compensation Committee met four times during fiscal 2008.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reviews the qualifications of candidates for nomination as Directors, makes recommendations to the Board regarding prospective nominees to the Board, issues recommendations to the Board regarding corporate governance issues and, as appropriate, assists in succession planning for senior management of FactSet. The Nominating and Corporate Governance Committee will consider nominees recommended by security holders in written communications to FactSet’s Secretary. The Nominating and Corporate Governance Committee met once during fiscal 2008 and all members of the Committee attended.

Additional Corporate Governance Information

Code of Business Conduct. The Company has adopted a Code of Business Conduct and Ethics that applies to all the Company’s employees, including the Company’s principal executive officer, principal financial officer and principal accounting officer, all other officers and the Company’s directors. A copy of the Code of Business Conduct and Ethics is available on the Company’s website at www.factset.com on the Corporate Governance Highlights page of the Investor section. You may also request a copy of the Code of Business Conduct and Ethics by writing to us at Investor Relations, FactSet Research Systems Inc., 601 Merritt 7, Norwalk, CT 06851. Any amendment to the Code of Business Conduct and Ethics (other than technical, administrative or non-substantive amendments), and any waiver of a provision of the Code that applies to a member of our Board or one of our executive officers will be promptly disclosed on the Corporate Governance Highlights page of the Investor section of our website.

Contacting the Board. Stockholders and other interested parties may contact the Board or the Lead Independent Director by sending their correspondence to: Board of Directors, c/o Corporate Secretary, FactSet Research Systems Inc., 601 Merritt 7, Norwalk, CT 06851; facsimile number: 203-810-1001; email address: board@factset.com. The Corporate Secretary will review all communications and forward them to the Chairman of the Board or the Lead Independent Director, as appropriate. The Corporate Secretary may, however, filter out communications that do not relate to our business activities, operations or our public disclosures, but will maintain a record of these communications and make them available to the Chairman of the Board or the Lead Independent Director (solicitations will not be recorded or forwarded). Any communications received by the Chairman or Lead Independent Director regarding concerns relating to accounting, internal accounting controls or auditing matters will be immediately brought to the attention of the Audit Committee and will be handled in accordance with the procedures established by the Audit Committee to address these matters.

AUDIT COMMITTEE REPORT

The Board of Directors has charged the Audit Committee with a number of responsibilities, including review of the adequacy of our financial reporting and accounting systems and controls. The Board has reviewed the New York Stock Exchange listing standards’ definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. The Audit Committee has a direct line of communication with PricewaterhouseCoopers LLP, FactSet’s independent public auditors.

The responsibilities of the Audit Committee are set forth in its Charter which is available on the Company’s website at www.factset.com. In fulfilling its responsibility, the Audit Committee discusses with our independent public auditors the overall scope and specific plans for their audit. The Audit Committee has reviewed FactSet’s audited consolidated financial statements for fiscal 2008 with management and with PricewaterhouseCoopers LLP. Such review included discussions concerning the quality of accounting principles as applied and significant judgments affecting our financial statements. In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP matters such as the quality and acceptability of FactSet’s accounting principles as applied in its financial reporting, as required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Volume 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received from PricewaterhouseCoopers LLP written disclosures concerning such auditors’ independence from FactSet and has discussed with PricewaterhouseCoopers LLP its independence, as required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3600T and Rule 3526, Auditor Independence. The Audit Committee recommended to the Board of Directors and the Board has approved the selection of the independent public auditors.

In reliance on the reviews and discussions conducted with management and the independent public auditors, the Audit Committee has recommended to the Board and the Board has approved, the inclusion of the audited consolidated financial statements for fiscal year ended August 31, 2008 in FactSet’s 2008 Annual Report on Form 10-K, for filing with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Scott A. Billeadeau, Chairman

Walter F. Siebecker

Joseph R. Zimmel

DIRECTOR COMPENSATION

Director Compensation Program

The general policy of the Board is that compensation for independent directors should be a mix of cash and equity-based compensation. FactSet does not pay management directors for Board service in addition to their regular employee compensation. The Compensation Committee, which consists solely of independent directors, has the primary responsibility for reviewing and considering any revisions to director compensation. The Board reviews the committee’s recommendations and determines the amount of director compensation. Each non-employee Director is entitled to one FactSet password at no charge. The password provides access to the FactSet system to allow Directors to use FactSet’s suite of products and services.

For fiscal 2008, this compensation consisted of:

Cash Compensation.

•	A $25,000 annual retainer paid quarterly.

•	An additional $2,500 annual retainer to each chairman of a Board Committee.

•	An additional $2,500 annual retainer to each Audit Committee member.

Equity Compensation.

Prior to November 1, 2007, each active non-employee director participated in the FactSet 1998 Non-Employee Directors’ Stock Option Plan which was approved by stockholders. The plan allowed grants of stock options, restricted stock, unrestricted stock, or any combination thereof, as the Compensation Committee determined, to non-employee directors. Following a Board resolution of October 18, 2006, these awards for each director’s service on the Board were made on January 15 (or the next succeeding business day, if such date is not a business day) of each year. The exercise price of each non-qualified stock option was the closing price of FactSet’s common stock on the date of grant. New directors typically received options to purchase up to 10,000 shares of FactSet common stock, determined by the Compensation Committee and granted on or near the date of their first Annual Meeting. Non-qualified stock options granted to Directors under the 1998 Non-Employee Directors’ Stock Option Plan vest ratably at 20% per year over five years upon the anniversary date of each grant and expire ten years from the date the options were granted.

The FactSet 1998 Non-Employee Directors’ Stock Option Plan expired on November 1, 2007 and as such, no stock options were granted to the Company’s non-employee Directors in fiscal 2008. In order to compensate each non-employee Director for his service to the Company during fiscal 2008, the Compensation Committee recommended and the Board approved a one-time grant to be issued on January 15, 2009 to each non-employee Director. The number of options to be granted is intended to deliver $89,000 in value, which will be determined on grant date using an option-pricing model. Of the options, 20% will vest immediately with the remainder to vest over four years. As a new director in fiscal 2008, Mr. Zimmel shall receive a new director equity grant on January 15, 2009 intended to deliver a dollar value to be determined by the Board on grant date.

Should stockholders approve the 2008 Non-Employee Directors’ Stock Option Plan that is proposed elsewhere in this Proxy Statement, that new plan will replace the above-mentioned expired 1998 Non-Employee Directors’ Stock Option Plan. The new plan allows grants of stock options, restricted stock, unrestricted stock, or any combination thereof, as the Compensation Committee determines, to non-employee directors. The Compensation Committee shall make an annual equity grant to each non-employee director on January 15, 2009 having an intended value of $65,000. The number of option shares to be granted in order to deliver this value will be determined on grant date using an option-pricing model. This value is not the same as the SFAS 123(R) stock-based compensation expense value reported in the “Options Awards” column in the table below. The exercise price of each non-qualified stock option is the closing price of FactSet’s common stock on the date of grant. New directors will typically receive options to purchase up to 10,000 shares of FactSet common stock, as recommended by the Compensation Committee and will be granted on the January 15 after his first Annual Meeting. Non-qualified stock options to be granted to Directors will typically vest ratably at 20% per year over five years upon the anniversary date of each grant and expire seven years from the date the options were granted. The plan contains provisions regarding the exercisability and vesting of outstanding options in the event of termination of service, incapacity, death and change in control of FactSet.

Expenses.

The Company pays or reimburses directors for travel, lodging and related expenses incurred in connection with attending Board, Committee and stockholder meetings and other Company business related events. From time to time, the Company may reimburse a director’s expenses for his/her participation in third party-supplied continuing education related to the director’s Board or Committee service.

Director Summary Compensation Table

This table shows (i) the fees that the Company’s non-management directors earned in fiscal 2008, (ii) the SFAS 123(R) accounting value of stock options, and (iii) other amounts disclosed as “All Other Compensation.”

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- Qualified Deferred Compensation Earnings	All Other Compensation	Total
Scott A. Billeadeau	$30,000	$—	$49,245	$—	$—	$—	$79,245
Joseph E. Laird, Jr.	$27,500	$—	$49,245	$—	$—	$—	$76,745
James J. McGonigle	$27,500	$—	$57,867	$—	$—	$—	$85,367
Walter F. Siebecker	$27,500	$—	$49,245	$—	$—	$—	$76,745
Charles J. Snyder	$25,000	$—	$49,245	$—	$—	$—	$74,245
Joseph R. Zimmel	$27,500	$—	$—	$—	$—	$—	$27,500

(1)	These are the amounts that the Company recognized as compensation expense in its financial statements for 2008 for options granted in fiscal 2007 and in prior years, as required by SFAS 123(R). The assumptions used in computing these amounts are included in the Notes to the Company’s fiscal 2008 financial statements in the 2008 Annual Report on Form 10-K. The amounts shown in this column were not actually paid to any of the directors in fiscal 2008. The actual gain that a non-employee director may receive from exercising an option sometime in the future may be higher or lower than these reported amounts, and these options have value only if the price of the Company’s stock increases above the option’s exercise price. No stock options were granted to the Company’s non-employee Directors in fiscal 2008 because the 1998 Non-Employee Directors’ Stock Option Plan expired on November 1, 2007. At August 31, 2008, the non-employee directors had the following outstanding stock option awards, some of which were not fully or partially vested: Scott Billeadeau, 42,000 shares; Joseph E. Laird, Jr., 46,500 shares; James J. McGonigle, 37,500 shares; Walter F. Siebecker, 46,500 shares; Charles J. Snyder, 31,500 shares; Joseph R. Zimmel, 0 shares.

Director Nominations

The Company has a standing Nominating and Corporate Governance Committee. A copy of the charter of the Nominating and Corporate Governance Committee may be found on the Company’s website at www.factset.com on the Corporate Governance Highlights page of the Investor section. The members of the Nominating and Corporate Governance Committee are independent under the listing standards of the New York Stock Exchange.

The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders in written communications to FactSet’s Secretary prior to August 1 for the ensuing election. Any such communication must follow the guidelines set forth in the FactSet Research Systems Inc. Director Nominee Selection Policy, a copy of which may be found on the Corporate Governance Highlights page of the Investor section of the Company’s website. The policy lists selection criteria including integrity, professionalism and sound business judgment. The Nominating and Corporate Governance Committee will consider any nominee recommended by a stockholder in accordance with its policy under the same criteria as any other potential nominee. The Nominating and Corporate Governance Committee will select nominees for directors pursuant to the following process:

•

Identification of director candidates by the Nominating and Corporate Governance Committee based upon suggestions from directors and senior management, recommendations by stockholders and potentially a director search firm.

•	Review of each candidate’s qualifications by the Nominating and Corporate Governance Committee to determine which candidates best meets the Board’s required and desired criteria.

•	Interviews of an interested candidate by the Chairman of the Nominating and Corporate Governance Committee, at least one other committee member and the Chief Executive Officer.

•	Report to the Board by the Nominating and Corporate Governance Committee on the selection process.

•	Recommendation by the Nominating and Corporate Governance Committee of a nominee to the Board.

•

Formal nomination of the candidate by the Board for inclusion in the slate of directors for the annual meeting of stockholders or appointment by the Board to fill a vacancy between stockholder meetings.

For candidates proposed to it, the Nominating and Corporate Governance Committee requires: (i) the candidate’s full name, address, email and phone number; (ii) a verbal statement by the candidate that he or she wishes to be nominated and is willing and able to serve as a director; (iii) a verbal statement of the good faith belief by the proposing stockholder that the candidate meets the Company’s criteria, and (iv) such other written documentation as the Committee may request to permit a determination by the Board as to whether such candidate meets the required and desired director selection criteria set forth in the FactSet Bylaws, Corporate Governance Guidelines and the FactSet Research Systems Inc. Director Nominee Selection Policy, available on the Company’s website.

EXECUTIVE OFFICERS

The following table shows the Company’s executive officers at August 31, 2008:

Name of Officer	Age	Position	Officer Since
Philip A. Hadley	46	Chairman of the Board of Directors, Chief Executive Officer	2000
Michael F. DiChristina	46	President, Chief Operating Officer	2000
Michael D. Frankenfield	43	Executive Vice President, Director of U.S. Investment Management Services	2001
Peter G. Walsh	42	Executive Vice President, Chief Financial Officer and Treasurer	2005
Kieran M. Kennedy	43	Senior Vice President, Director of Investment Banking and Brokerage Services	2002

Philip A. Hadley’s business experience is listed above in the section titled “Corporate Governance.”

Michael F. DiChristina’s business experience is listed above in the section titled “Corporate Governance.”

Michael D. Frankenfield, Executive Vice President and Director of U.S. Investment Management Services. Mr. Frankenfield, age 43, joined the Company in 1989 within the Consulting Services Group. From 1990 to 1994, Mr. Frankenfield held the position of Vice President, Sales with the Company. From 1995 to 2000 Mr. Frankenfield was Director of Investment Banking Sales with the Company. From 2000 until 2005, Mr. Frankenfield was Director of Sales and Marketing with FactSet. During September 2005, Mr. Frankenfield was named to his current position of Director of Investment Management Services. Mr. Frankenfield received a B.A. in Economics and International Relations from the University of Pennsylvania and has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Peter G. Walsh, Executive Vice President, Chief Financial Officer and Treasurer. Mr. Walsh, age 42, joined the Company in 1996 as Vice President, Planning and Control within the Company’s Finance group. Mr. Walsh held the position of Vice President, Director of Finance from 1999 until 2001. From late 2001 to February 28, 2005, Mr. Walsh occupied the position of Vice President, Regional Sales Manager of the U.S. Southeast Region. On March 1, 2005 he assumed the position of Chief Financial Officer and Treasurer. Prior to joining FactSet, Mr. Walsh held several positions at Arthur Anderson & Co. Mr. Walsh received a B.S. in Accounting from Fairfield University. He is a CPA licensed in the state of New York, has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Kieran M. Kennedy, Senior Vice President and Director of Investment Banking and Brokerage Services. Mr. Kennedy, age 43, joined the Company in 1990 within the Consulting Services Group. From 1993 to 1997, Mr. Kennedy held the position of Sales and Consulting Manager for the West Coast. Mr. Kennedy was Director of Consulting from 1997 until he assumed his current position as Director of Investment Banking and Brokerage Services in 2002. Prior to joining FactSet, Mr. Kennedy held a Currency Trading position at Goldman Sachs & Co. Mr. Kennedy received a B.A. in Economics from Syracuse University.

COMPENSATION COMMITTEE REPORT

The Compensation Committee (the “Committee”) is responsible for administering FactSet’s executive compensation policies and practices. The Committee is composed solely of independent directors and reports regularly to the Board. Independent directors are not eligible to participate in any of the plans or programs the Committee administers. In fiscal 2008, the Committee reviewed compensation, including stock options, for the Chairman and the Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer and Treasurer, the Director of U.S. Investment Management Services and the Director of Investment Banking and Brokerage Services. The Committee reviews and approves the aggregate number of options granted to employees to purchase Common Stock of FactSet. The Committee also reviews the compensation, including stock options, for each senior executive team member as well as for those employees who report directly to either the Chief Executive Officer or the President and Chief Operating Officer.

The Compensation Committee reviewed and discussed with management the “Compensation Discussion and Analysis” below and recommended to the Board that it be included in this Proxy Statement. The Compensation Committee has represented to management that, to the extent that the “Compensation Discussion and Analysis” purports to disclose the Compensation Committee’s deliberations and philosophy in making executive compensation decisions and policy, it is accurate and materially complete.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Joseph E. Laird, Jr., Chairman

James J. McGonigle

Walter F. Siebecker

COMPENSATION DISCUSSION AND ANALYSIS

This compensation discussion and analysis (“CD&A”) is intended to provide context for the decisions underlying the compensation reported in the executive compensation tables included in this Proxy Statement for the Company’s Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”) and the three other executive officers who had the highest “total compensation” for fiscal 2008, as set forth in the “Summary Compensation Table” below (we refer to these five executive officers collectively as the “Named Executive Officers” or the “NEOs”). The Compensation Committee of the Board is responsible for policies and decisions regarding the compensation and benefits for NEOs. The Compensation Committee also administers our stock option plans. Certain facts described in this CD&A reflect Compensation Committee deliberations about which management does not have personal knowledge, although the Compensation Committee has advised management that the information in this CD&A is accurate and materially complete.

Executive Compensation Philosophy

FactSet has historically established executive compensation based upon the following goals and principles:

•	Provide appropriate incentives for both individual and business performance.

•	Link the long-term financial interests of key employees and FactSet’s stockholders via stock-based incentives.

•	Maintain executive compensation at levels relative with other members of senior management.

•	Attract and retain talented personnel by considering compensation offered for similar positions by other companies in the technology and financial information industries.

Provide appropriate incentives for both individual and business performance. Approximately 75% of each Named Executive Officer’s total compensation is performance-based variable compensation, which rewards the executive for annual business performance against pre-determined goals. The Compensation Committee has designed the executive compensation program to encourage Named Executive Officers to strive for outstanding individual performance, which is expected in turn to drive the positive performance of the Company as a whole. The Compensation Committee reviews the individual goals of each Named Executive Officer prior to the end of each fiscal year to determine the executive’s performance relative to stated objectives, both quantitative as well as qualitative. A Named Executive Officer’s achievement of certain goal levels will dictate, with the application of some discretion by the Committee, that executive’s bonus for the fiscal year just completed as well as salary levels for the coming fiscal year.

Link the financial interests of key employees and FactSet’s stockholders via stock-based incentives. The Compensation Committee seeks to motivate executives to work conscientiously to achieve both short term and long term goals and, thereby, create stockholder value. Equity-based compensation, including stock options, has regularly represented a significant portion of total compensation. With stock options, executives only benefit if our stock price appreciates from the date of grant of the award. The Compensation Committee has also viewed options as a method, not only of encouraging the Named Executive Officers to drive Company performance in the long term, but also of encouraging retention of officers. The Compensation Committee has also, in this regard, recognized the outright share ownership of many Named Executive Officers as a positive characteristic in determining option grant levels. Named Executive Officers’ interests as stockholders and option holders themselves have been aligned in the past with those of stockholders generally, and are anticipated to remain so aligned due in part to the large share ownership such officers currently maintain.

Maintain executive compensation at levels relative to other members of management. In addition to the other elements relevant to determining Named Executive Officers’ compensation, FactSet’s Compensation Committee has also considered the potential difference between the total compensation package offered to its top executives and the compensation of other employees, both management and non-management. The Compensation Committee determines compensation and stock-based incentive awards for the Named Executive Officers at the same time as it approves pools for the Company as a whole. The Compensation Committee has attempted to provide compensation to Named Executive Officers that both recognizes their achievements, but also maintains internal pay equity in comparison with other executives and the general employee base. This awareness has helped with retention not only at the senior executive level but also at other levels in developing management of the Company.

Attract and retain talented personnel. The Company operates in several highly competitive labor markets and must ensure that total compensation compares well with that offered by competitors in those markets. The Compensation Committee has designed the executive compensation program bearing in mind the compensation offered by other companies in the technology and financial information industries, to the extent such information is publicly available. The Committee also considers that the Named Executive Officers’ share ownership of FactSet stock is, in some cases, a significant point of distinction from other companies in determining compensation.

Elements of Compensation

Overall, FactSet aims to deliver compensation contingent on achievement of Company and individual performance levels. Compensation is delivered through the following major components, as described below:

Base Salary. The Compensation Committee has established base salaries according to the experience and qualifications of the individual executives. Generally, base salaries are intended to be sufficiently competitive to attract and retain key employees, although they are secondary to a view of total cash compensation and are considered along with other components, such as stock based incentives. Salaries for Named Executive Officers are also considered in the context of compensation to employees of the Company in the aggregate.

Annual Bonus. The Compensation Committee has determined annual bonuses on a discretionary basis considering a number of factors including FactSet’s profitability, revenue growth, achievement of strategic and department goals, individual performance and competitive market practices. In the normal course of business, the Committee determines the bonuses for the named Executive Officers based on our operational and financial performance, as described in further detail below. The bonus amounts are not determined by a predefined formula. Rather they are judgment-based and based upon achievement of individual goals, overall company performance for the fiscal year and a review of compensation at peer companies for each Named Executive Officer. For each NEO, management of the Company prepares for the Compensation Committee a written performance appraisal, including peer review compensation statistics and a recommendation for compensation change. The recommendations are revised by the Compensation Committee based on a review and discussion of the aforementioned information. The cash bonus compensation for each of the Named Executive Officers in fiscal 2008 was as follows (with the percentage increase over bonuses in fiscal 2007 in parentheses): Mr. Hadley— $640,000 (4.1%); Mr. DiChristina—$640,000 (4.1%); Mr. Frankenfield— $480,000 (4.3%); Mr. Walsh— $480,000 (7.9%); and Mr. Kennedy— $370,000 (1.4%).

Stock Based Incentives. Stock options have been intended to align incentives with long-term stock performance and act as a motivational and retention tool. The Compensation Committee has also recognized the unique significant ownership stake of the Named Executive Officers in the Company and consequently has not mandated that our executive officers maintain a specified level of stock ownership in our Company. The Committee made stock option grants in fiscal 2008 to selected employees based on individual contribution and potential. Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to the Named Executive Officers. As such, compensation paid in fiscal 2008 by FactSet is fully tax-deductible. The tax deductibility of compensation for the named Executive Officers will be preserved as long as such actions are consistent with the Committee’s compensation policies and objectives and are in the best interests of the Company and its stockholders.

In a further effort to drive long-term performance, in fiscal 2008, the Compensation Committee approved performance-based options, in addition to standard stock options, that have been granted to Named Executive Officers as well as other employees of the Company. Performance-based stock options require management to make assumptions regarding the likelihood of achieving Company performance goals. The number of performance-based options that vest will be predicated on the Company achieving performance levels for both organic subscriptions and diluted earnings per share during the two years ended August 31, 2010. Dependent on the financial performance levels attained, 0%, 20%, 60% or 100% of the performance-based stock options will ultimately vest to the grantees of those stock options. Performance levels, vesting percentages and the ratio of performance options granted to all options granted are identical for the Named Executive Officers and all other employees who received option grants.

Perquisites and Personal Benefits. The Company’s policy is to not extend perquisites or personal benefits to employees other than for limited and specifically defined business purposes. The incremental costs to the Company in 2008 of those benefits provided to Named Executive Officers that the SEC deems to be “perquisites and personal benefits” are reported in the “Summary Compensation Table” (included in the amounts reported in the column captioned “All Other Compensation” and further detailed in an accompanying supplemental table). The Audit Committee exercises oversight over the perquisites and personal benefits that are made available to Named Executive Officers. The Compensation Committee determined that the perquisites and personal benefits available to Named Executive Officers in 2008, and their costs to the Company, were reasonable and properly disclosed to stockholders. In addition, Named Executive Officers are able to participate in the same defined benefit plans as all other eligible employees, including health, retirement, life insurance, and disability plans, as well as an employee stock purchase plan.

The Committee believes that the fiscal 2008 compensation of the named Executive Officers was aligned with FactSet’s performance and returns to stockholders and provided a balanced mix between base pay and incentive compensation.

Post-Termination Compensation. Beyond allowing executives to participate in the Company’s 401(k) plan, under which the Company matches contributions for all employees up to a maximum of $9,200 (and subject to any limitations imposed by ERISA), FactSet does not provide any other post-employment benefits to our executive officers or any employees. However, Mr. Walsh is entitled to certain severance benefits pursuant to his employment agreement in the event of a change in control of the Company or his separation from the Company under certain circumstances. His additional severance and change in control benefits are described below under the heading “Potential Payments upon Termination or Change in Control.”

Process of Determining Executive Compensation

FactSet has not entered into any employment agreements with any of its Named Executive Officers, other than an agreement that grants certain rights to Mr. Walsh in the event of a separation from the Company. As such, FactSet is not bound by any contractual salary, incentive grants or other compensation requirements for the Named Executive Officers. FactSet’s Compensation Committee has not historically used the services of a compensation consultant. The Committee has considered in the determination of stock options grants and bonuses information provided to it by management, at the Committee’s request, regarding the compensation levels of executives at designated peer companies.

In the fourth quarter of fiscal 2008, the Compensation Committee met to determine the methods it would use to set compensation for the Named Executive Officers. Each compensation component and the Compensation Committee’s decisions regarding these elements are considered as part of a collective package of compensation to each individual NEO. The Committee members discuss what they believe to be appropriate levels of compensation in their business judgment. Each element of compensation is considered independently for overall soundness of the level of compensation in relation to the amounts awarded other individuals. In addition, each Named Executive Officer’s compensation as a whole is considered in comparison to other executives and employees of the Company. The Compensation Committee has not considered any forms of compensation other than salary, bonus and option awards. The Committee did not engage in any further quantitative or qualitative analyses regarding its decision to make specific compensation awards or regarding any particular type of award or form of compensation.

In a series of meetings, the Compensation Committee determines appropriate stock option grants, bonus levels for the fiscal year completed and salary for the upcoming year for the Named Executive Officers. The Compensation Committee follows the Company’s Guidelines for Stock Awards, which apply to awards for Named Executive Officers as well as all other employees. The Guidelines require management to study, make recommendations and provide supporting analysis to the Compensation Committee regarding proposed stock awards. The supporting analysis shared with the Committee provides details about each executive’s cash and total compensation, existing options, the amounts vested and unvested and the percentage of total compensation that the suggested option grant would represent. The materials also demonstrate the aggregate amount of options and other compensation that have been historically granted and are proposed to be granted in the aggregate to operational groups of the Company. In addition, management reviews with the Committee the various Company performance levels and the option grants that would vest based on the various performance targets. On the basis of such materials, prepared at the Committee’s request, the Compensation Committee approves option grants for each member of the Company’s Executive Committee, which includes the Named Executive Officers. The Committee then also separately approves the option grant for the Chief Executive Officer. Typically, during the same meeting, the Compensation Committee further approves total option grants for all FactSet employees in the aggregate. The Compensation Committee thus determines awards for the Named Executive Officers in the context of considering grants for employees of the Company as a whole.

The Compensation Committee considers materials prepared by management at the Committee’s request and direction, detailing the historical salary, bonus and total cash compensation levels of the Named Executive Officers and other members of the Company’s Executive Committee. In addition, management provides to the Compensation Committee materials outlining the individual performance of each Named Executive Officer with respect to his goals and objectives for the past year, both qualitative and quantitative, measured against financial goals for the Company’s performance as well quantitative performance in the individual executive’s functional area. Management also provides the Committee with materials regarding the overall financial performance of the Company as well as operational and strategic accomplishments during the past fiscal year. Historically, Management has also provided an evaluation during a meeting of the contribution to the performance of the Company by each Named Executive Officer. The Committee members then separately make their determinations as to the bonus for the past year and salary for the upcoming year for each Named Executive Officer. Management does not participate in this deliberation and the Chief Executive is not present for discussions regarding his own compensation. Typically at the same meeting, the Compensation Committee approves the total bonus pool for the Company’s operational areas as a whole, so that compensation to the Named Executive Officers is made in the larger context of compensation for all the Company’s employees.

In the beginning of fiscal 2008, management provided the Compensation Committee with performance targets that correlate to “Below”, “Expected”, “Excellent” and “Superlative” results for annual subscription value growth (“ASV”). The Company’s earnings per share (“EPS”) targets are also implied in that the Company is managed each year with the goal of EPS growth being equal to or greater than revenue growth. These targets are detailed for each geographic region managed by a NEO and for the Company in aggregate. The growth figures do not, however, correlate to any target compensation levels, but rather inform the Compensation Committee generally as to the performance of the Company. Overall, the Compensation Committee determined that the Company achieved the “Expected” performance level as its growth of ASV was 19% and EPS growth was 17% for fiscal 2008. The Compensation Committee also considered qualitative comments pertaining to each Named Executive Officers’ goals and performance gathered during the Company’s standard review process for all employees. Although no specific levels of compensation were tied to the achievement of these goals, the Compensation Committee took such performance into account in awarding bonuses and option awards. No other specific items of corporate performance are taken into account in making compensation decisions.

The Compensation Committee determines the actual size of bonus payments and stock option grants awarded to each of the named executive officers based on the Compensation Committee’s subjective view of the executives’ achievement of qualitative goals set out in materials provided to the Committee by management. There are no specific quantitative formulas involved that would result in a particular compensation level. The Committee agrees on the executive’s performance and related compensation through conversation and discussion.

•	Mr. Hadley’s goals included increasing ASV, increasing EPS, optimizing capital allocation including human resources and responding to industry changes to improve the Company’s competitive position.

•

Mr. DiChristina’s goals included increasing ASV, increasing EPS, investing to maximize the Company’s competitive position, meeting certain human resources goals and managing certain technical projects.

•	Mr. Frankenfield’s goals included increasing ASV, meeting certain human resources goals, advancing certain products and improving the productivity of the sales force.

•	Mr. Walsh’s goals included increasing EPS, managing certain financial metrics and managing various operational sectors of the Company.

•	Mr. Kennedy’s goals included increasing ASV, meeting certain human resources goals and advancing certain products.

The compensation to be issued is not based on a quantitative formula. Each named executive officer was measured on his performance relative to their qualitative goals in determining the appropriate overall level of compensation. The compensation is then granted as a mix including base salary, bonus and option grants.

With regard to performance-based option awards, the Company will be required to review its two year compounded growth rate of organic ASV and diluted EPS to determine the number of nonqualified performance-based options that a Named Executive Officer will be entitled to receive, based on levels ranging from “Below Expectation,” to “Expected,” “Excellent” and “Superlative”. The following table sets forth the percentage of options granted that will vest at the end of the two year measurement period based on performance levels achieved by the Company. All Company employees granted performance-based options are eligible to have options vest on the same basis as the Named Executive Officers.

Performance Level	Applicable Performance
Below Expectations	0%
Expected	20%
Excellent	60%
Superlative	100%

The Compensation Committee exercised its discretion over all cash and non-performance based option awards to the Named Executive Officers. The only compensation tool currently tied to a predefined formula is performance-based stock option awards. The first two-year measurement period concluded on August 31, 2008. The performance level achieved was “Excellent” and 60% of the performance-based stock options vested because both the two year compounded annual growth rate of organic ASV and EPS exceeded 20%. The two year compounded annual growth rates were reviewed by the Company, its Audit Committee and our independent registered public accounting firm. The Company has disclosed in its Annual Report on Form 10-K the financial ramifications of a change in the performance level currently estimated by the Company for all performance-based stock options.

The Company has not implemented any forms of compensation structured to reflect a Named Executive Officer’s individual performance and/or individual contribution to the Company’s performance.

Upon grant, the management estimates that with regard to the performance levels associated with performance-based options, the “Expected” level is very likely and should be achieved, the “Excellent” level is not probable and is very difficult to achieve, and the “Superlative” level is not probable and is highly unlikely to be achieved. A historical analysis of the likelihood of achieving the various performance levels is not possible since these types of options where first granted in fiscal 2006. Using simple historical calculations would not take into account employees’ additional diligence in light of the goal of achieving the performance level needed to earn the vesting of options at a particular level.

The Committee has not designated target levels of performance that would enable an executive to qualify for an exact amount or a range of compensation levels, whether in the form of salary, bonus or option awards. Neither the Company nor the Compensation Committee has determined threshold, target and maximum payments for salaries or the actual size of bonus payments related to the Company’s performance, nor have they set the threshold, target and maximum number of shares underlying the performance share awards as related to the Company’s performance. Only the vesting of performance-based options is linked to specific growth targets of the Company as a whole, not any individual Named Executive Officer’s performance.

The Compensation Committee has considered all compensation to Named Executive Officers at the same time generally as awards and determination of compensation for the Company’s pools, both bonus and equity incentive awards. There were no off-cycle option grants to Named Executive Officers. It should also be noted that no Named Executive Officer participates in any Compensation Committee discussions of that executive’s own compensation.

In addition, the Compensation Committee is provided executive compensation data of similarly situated NEOs at companies determined to be comparable by the Compensation Committee. The peer group consists of Advent Software, Inc., The Advisory Board Company, Arbitron Inc., The Corporate Executive Board Company, IHS Inc., Interactive Data Corporation, Morningstar, Inc., RiskMetrics Group Inc. and MSCI Inc. The materials presented to the Compensation Committee detailed the peer company compensation by type, including salary, bonus and equity awards. The Compensation Committee believes that its total target compensation for NEOs is competitive. The Compensation Committee concluded that the aggregate compensation approved for each NEO fell within the range of compensation offered by the peer companies. The Compensation Committee noted that management positions reported by peer companies are not always parallel to those of the Company. Given the large current and historical equity ownership of management, particularly Mr. Hadley and Mr. DiChristina, cash compensation relative to industry peers has not been a primary focus of overall compensation. Accordingly, total compensation awarded to Mr. Hadley and Mr. DiChristina was found to be below the average compensation for each analogous peer. However, total compensation awarded to Mr. Frankenfield, Mr. Walsh and Mr. Kennedy was within the range of aggregate compensation granted to each analogous peer.

EXECUTIVE COMPENSATION

The tables below present fiscal 2008 and 2007 compensation information for NEOs followed by a narrative discussion of compensation that NEOs could receive when their employment with the Company terminates under various circumstances or upon a change in control of the Company. The tables include footnotes and other narrative explanations important for your understanding of the compensation information in each table.

The first table below, the Summary Compensation Table, summarizes key components of NEO compensation for fiscal 2008 and 2007. The tables following the Summary Compensation Table provide more detailed information about the various types of NEO compensation, some of which are included in the Summary Compensation Table.

Summary Compensation Table

The following table summarizes key components of NEO compensation for fiscal 2008 and 2007.

Name and Principal Position	Year	Salary($)		Bonus ($)(1)		Stock Awards		Option Awards ($)(2)		All other Compensation ($)(3)		Total($)
Philip A. Hadley Chairman and Chief Executive Officer	2008 2007	$ $	275,000 275,000	$ $	640,000 615,000	$ $	— —	$ $	307,579 265,308	$ $	35,180 35,520	$ $	1,257,759 1,190,828

Michael F. DiChristina President and Chief Operating Officer	2008 2007	$ $	275,000 275,000	$ $	640,000 615,000	$ $	— —	$ $	307,578 265,308	$ $	30,899 31,819	$ $	1,253,477 1,187,127

Michael D. Frankenfield Executive Vice President and Director of U.S. Investment Management Services	2008 2007	$ $	265,000 265,000	$ $	480,000 460,000	$ $	— —	$ $	246,157 205,617	$ $	36,855 23,246	$ $	1,028,012 953,863

Peter G. Walsh Executive Vice President, Chief Financial Officer and Treasurer	2008 2007	$ $	255,000 255,000	$ $	480,000 445,000	$ $	— —	$ $	283,484 229,689	$ $	24,405 23,815	$ $	1,042,889 953,504

Kieran M. Kennedy Senior Vice President and Director of Investment Banking and Brokerage Services	2008 2007	$ $	235,000 235,000	$ $	370,000 365,000	$ $	— —	$ $	185,297 149,594	$ $	26,026 28,511	$ $	816,323 778,105

(1)	In fiscal 2008 and 2007, the Company and each NEO achieved certain goals established at the beginning of each fiscal year. These financial goals included organic subscription growth of 19% and diluted earnings per share growth greater than organic revenue growth during fiscal 2008. Therefore, the Compensation Committee awarded each NEO performance-based variable compensation payments in September 2008 (for fiscal 2008 performance) and September 2007 (for fiscal 2007 performance). See the detailed description of the Annual Bonus in the preceding CD&A under the sub-heading “Annual Bonus.”

(2)	These are the amounts that the Company recognized as compensation expense in its financial statements for each year for options granted in fiscal 2008 and in prior years, as required by SFAS 123(R). The Option Awards column amounts were not actually paid to any NEO in fiscal 2008. The Company utilizes a lattice-binomial model to estimate the fair value of new stock options on the date of grant. The assumptions used in computing the Option Awards amounts are included in Note 12 to the Company’s 2008 financial statements in the 2008 Annual Report to Stockholders on Form 10-K. A stock option has value only if the Company’s stock price increases above the option exercise price (an “in-the-money” option). If a NEO exercises an in-the-money option, he would then realize an actual gain. Any gain actually realized for options exercised in 2008 is reported in the “Option Exercises and Stock Vested” table below.

(3)	Amounts reflect the value of matching contributions to the FactSet 401(k) Plan made by FactSet on behalf of each NEO, use of Company automobiles and medical and dental benefits paid by the Company on behalf of the NEO. FactSet matches up to 4% of employees’ bi-weekly earnings, capped at the IRS annual maximum. There were no other perquisites and other personal benefits for NEOs. Fiscal 2008 amounts include $12,420; $8,750; $14,015; $1,538 and $2,752, respectively, for personal use of Company automobiles by Messrs. Hadley, DiChristina, Frankenfield, Walsh and Kennedy.

Grants of Plan-Based Awards

Non-Equity Incentive Compensation. The Company did not award non-equity incentive compensation during fiscal 2008 to any of its NEOs.

Stock Awards. The Company did not grant any stock awards during fiscal 2008 to any of its NEOs.

Option Awards. The following table provides more detailed information regarding the Option Awards reported in the Summary Compensation Table above.

		Estimated Future Payouts under Equity Incentive Plan Awards (#)(2)
Name	Grant Date (1)	Threshold	Target	Maximum	All Option Awards: Number of Securities Underlying Options (#)	Exercise Price ($)	Grant Date Fair Value of Option Awards ($)(3)
Philip A. Hadley	8/14/08	—	25,659	50,161	50,161	$65.67	$960,000
Michael F. DiChristina	8/14/08	—	25,659	50,161	50,161	$65.67	$960,000
Michael D. Frankenfield	8/14/08	—	24,946	48,768	48,768	$65.67	$933,333
Peter G. Walsh	8/14/08	—	24,946	48,768	48,768	$65.67	$933,333
Kieran M. Kennedy	8/14/08	—	17,463	34,138	34,138	$65.67	$653,333

(1)	On August 5, 2008, the Compensation Committee approved the total number of stock options to be allocated among all eligible employees and specifically approved the stock options to be granted to NEOs and all other executive officers. At that time, the Compensation Committee designated August 14, 2008 as the actual grant date of these options, at an option exercise price equal to 100% of the closing price of the Company’s common stock on the NYSE on that date.

(2)	Performance-based options expire seven years from the date of grant and, if performance conditions are met, vest at a rate of 40% after the first two years and 1.67% per month thereafter for years three through five. Options become vested and exercisable provided the employee continues employment with the Company through the applicable vesting date, and remain exercisable until expiration or cancellation. Performance-based options require FactSet to make assumptions regarding the likelihood of achieving Company performance goals. The number of performance-based options that vest will be predicated on the Company achieving performance levels for both organic subscriptions and diluted earnings per share during the two years ended August 31, 2010. Dependent on the financial performance levels attained by FactSet during fiscal years 2009 and 2010, 20%, 60%, 100% or none of the performance-based stock options will ultimately vest to the grantees of those stock options. At August 31, 2008 the Company has estimated that 20% of the performance-based stock options granted during fiscal 2008 should vest. The number and dollar value of performance-based stock options listed above reflect the estimated maximum possible payout under equity incentive plan awards.

(3)	The dollar values of option awards disclosed in this column are equal to the grant date fair value computed in accordance with SFAS 123(R), excluding assumptions for forfeitures. The grant date fair value amounts assume 100% of the performance-based stock options will vest. The fair values of the option grants are estimated using a lattice-binomial option-pricing model. Assumptions utilized in the model were term structure of risk-free rates of return ranging from 1.89% to 3.46%, term structure of volatility ranging from 31%-38% and a dividend yield of 1.10%. Expected life, an output in a binomial option-pricing model, is 4.86 years for the service-based stock options and 5.22 years for the performance-based stock options.

Additional Information Regarding Plan-Based Awards

The fiscal 2008 option grants reported in the table above were made under the 2004 FactSet Research Systems Inc. Stock Plan (the “Stock Plan”). Options granted to NEOs are made on the same terms as options granted to all other eligible employees. The material terms of these grants include:

•

Options vest in consecutive equal annual installments over five years, beginning on the first anniversary of the grant date. However, the option becomes fully vested upon a change in control whether or not employment is terminated.

•

Options expire either on the seventh or tenth anniversary of the grant date. Options will expire before seven or ten years if employment terminates, except for certain termination reasons described below.

•

Options may be exercised only while the NEO is actively employed except for termination due to death, disability or a reason other than cause. Refer to page 28, under the section “Potential Payments upon Termination or Change in Control” for further review of change in control definitions.

Outstanding Equity Awards at Fiscal Year-end

The table below shows each NEOs outstanding option grants at August 31, 2008. For each outstanding option grant, the table shows the option shares that have vested (or that are “Exercisable”) and those not yet vested (or that are “Unexercisable”).

	Number of Options		Exercise
	Exercisable	Unexercisable	Price ($)	Grant Date	Expiration Date
Philip A. Hadley	23,004	—	$12.94	3/29/99	3/29/09
	22,499	—	$22.08	3/13/00	3/13/10
	150,000	—	$22.38	9/5/00	9/5/10
	30,000	—	$17.57	10/23/01	10/23/11
	20,635	—	$14.97	10/7/02	10/7/12
	55,086	4,914	$24.49	1/22/04	1/22/14
	23,352	11,648	$29.00	4/20/05	4/20/12
	14,585	21,528	$43.39	8/14/06	8/14/13
	3,573	41,720	$59.36	8/14/07	8/14/14
	—	50,161	$65.67	8/14/08	8/14/15

Michael F. DiChristina	17,500	—	$22.83	11/13/00	11/13/10
	13,779	—	$17.57	10/23/01	10/23/11
	18,505	—	$14.97	10/7/02	10/7/12
	55,086	4,914	$24.49	1/22/04	1/22/14
	23,352	11,648	$29.00	4/20/05	4/20/12
	14,585	21,528	$43.39	8/14/06	8/14/13
	3,573	41,720	$59.36	8/14/07	8/14/14
	—	50,161	$65.67	8/14/08	8/14/15

Michael D. Frankenfield	31,756	—	$22.83	11/13/00	11/13/10
	7,504	—	$17.57	10/23/01	10/23/11
	8,938	—	$14.97	10/7/02	10/7/12
	41,293	3,707	$24.49	1/22/04	1/22/14
	16,676	8,324	$29.00	4/20/05	4/20/12
	12,280	18,131	$43.39	8/14/06	8/14/13
	3,176	37,083	$59.36	8/14/07	8/14/14
	—	48,768	$65.67	8/14/08	8/14/15

Peter G. Walsh	3,000	—	$12.94	3/29/99	3/29/09
	6,000	—	$22.08	3/13/00	3/13/10
	14,999	—	$22.83	11/13/00	11/13/10
	7,500	—	$17.57	10/23/01	10/23/11
	13,500	—	$14.97	10/7/02	10/7/12
	27,543	2,457	$24.49	1/22/04	1/22/14
	46,732	23,268	$29.00	4/20/05	4/20/12
	12,280	18,131	$43.39	8/14/06	8/14/13
	3,176	37,083	$59.36	8/14/07	8/14/14
	—	48,768	$65.67	8/14/08	8/14/15

Kieran M. Kennedy	8,995	—	$22.08	3/13/00	3/13/10
	897	—	$22.83	11/13/00	11/13/10
	3,750	—	$17.57	10/23/01	10/23/11
	5,502	—	$14.97	10/7/02	10/7/12
	8,517	2,457	$24.49	1/22/04	1/22/14
	5,678	6,648	$29.00	4/20/05	4/20/12
	14,162	9,596	$43.39	8/14/06	8/14/13
	2,580	30,131	$59.36	8/14/07	8/14/14
	—	34,138	$65.67	8/14/08	8/14/15

Option Exercises and Stock Vested

The following table summarizes the number of shares acquired by the exercise of stock options and the value realized upon such exercises by each of the Named Executive Officers during fiscal 2008. There were no stock awards outstanding for the Named Executive Officers during fiscal 2008.

Name	Number of Shares Acquired On Exercise (#)	Value Realized on Exercise ($) (1)
P. Hadley	21,750	991,744
M. DiChristina	100,000	4,599,420
M. Frankenfield	25,000	813,419
P. Walsh	—	—
K. Kennedy	—	—

(1)	Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for such shares.

Nonqualified Deferred Compensation

The Company does not have a Compensation Deferral Program, thus the nonqualified deferred compensation table has been omitted for fiscal 2008.

Pension Benefits

The Company does not have a Pension Program thus no pension retirement benefits were paid to executives in fiscal 2008.

Potential Payments upon Termination or Change in Control

On March 1, an oral agreement between the Company and Mr. Walsh became effective that amended an existing letter agreement with the Company dated September 20, 1999 (the “Letter Agreement”). The amendment reaffirmed the Letter Agreement, which remains in effect and which is to be superseded by a written agreement only if all other officers of the Company ranked more highly than Mr. Walsh also enter into written employment agreements with the Company. The Letter Agreement grants to Mr. Walsh: (i) an estimated payment of $1,042,889, which is equal to his compensation in the prior twelve months if his employment is terminated without cause; and (ii) an estimated payment of $2,085,778, which is equal to twice his compensation in the prior twelve months and benefits for 24 months in the event of a change in control of the Company and involuntary termination.

At the end of fiscal 2008, the Company did not have employment agreements with Messrs. Hadley, DiChristina, Frankenfield or Kennedy.

The Company sponsors equity incentive compensation plans that provide the NEOs with additional compensation in connection with a termination of employment and/or change of control under the following circumstances.

Change in Control

Upon the occurrence of a Change in Control, (i) all option awards granted to a NEO which have not been exercised, which have not expired by their terms, or for which restrictions have not yet lapsed shall immediately be fully exercisable for the remainder of their respective terms and all restrictions shall lapse and conditions deemed satisfied, and (ii) the Compensation Committee may, in its sole discretion, determine that such option awards be immediately terminated in which case the NEO will be paid an amount in cash (subject to any applicable withholding taxes) in respect of each option award equal to the difference between the fair market value of a share and the exercise price of such option award.

Death or Disability

Upon the NEO’s death, any unexercised option award to the extent exercisable on the date of the NEO’s death, may be exercised in whole or in part, at any time within one year after the NEO’s death by a beneficiary or an estate. If a NEO becomes disabled, any unexercised option award to the extent exercisable at the date of such termination of employment due to disability, may be exercised in whole or in part, at any time within one year after the date of termination.

Termination without Cause

If the Company’s terminates the NEO for any reason other than cause, death or disability, then any unexercised option award, to the extent exercisable at the date of such termination of employment, may be exercised, in whole or in part, at any time within three months after such termination of employment; provided, however, that if the NEO dies within such three-month period following such termination of employment, such option award may be exercised by the deceased NEO’s personal representative or by the person to whom the option award is transferred by will or the applicable laws of descent and distribution within 180 days of the NEO’s death, but in no event beyond the scheduled expiration of the option award.

Termination with Cause

Under our plans, all unexercised awards terminate immediately upon termination for cause.

Employee Stock Purchase Plan

Upon termination of employment, all amounts in the participant’s account are paid to the participant.

Acceleration of Equity Awards

The information below describes certain compensation that would be paid under plans and contractual arrangements in effect at August 31, 2008 to each of the NEOs in the event of a termination of such executive’s employment with the Company and/or change of control of the Company as of that date. The amounts assume that the listed officer left FactSet effective August 31, 2008 and that the price per share of FactSet common stock on that date was $62.71. The amounts are based upon the difference between $62.71 and the exercise price of the unvested stock options held by the NEO at August 31, 2008.

Name	Death or Disability	Termination Without Cause	Termination With Cause	Change in Control (1)
Philip A. Hadley	$—	$—	$—	$1,136,164
Michael F. DiChristina	$—	$—	$—	$1,136,164
Michael D. Frankenfield	$—	$—	$—	$896,822
Peter G. Walsh	$—	$—	$—	$3,438,572
Kieran M. Kennedy	$—	$—	$—	$692,564

(1)	The Change in Control payout is applicable to all option awards granted to Company employees which have not been exercised, which have not expired by their terms, or for which restrictions have not yet lapsed shall immediately be fully exercisable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information known to FactSet with respect to beneficial ownership of FactSet common stock as of October 20, 2008 for (i) each director and nominee, (ii) each holder of 5.0% or greater of FactSet common stock, (iii) FactSet’s Chief Executive Officer, Chief Financial Officer and the three most highly compensated executive officers (other than the Chief Executive Officer and Chief Financial Officer) named in the table entitled “Summary Compensation Table” and (iv) all executive officers and directors as a group.

Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to FactSet’s knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned. The number of shares beneficially owned by each person or group as of October 20, 2008 includes shares of common stock that such person or group had the right to acquire on or within 60 days after October 20, 2008, including, but not limited to, upon the exercise of options or the vesting of restricted stock units.

For each beneficial owner and individual included in the tables below, percentage ownership of common stock is calculated by dividing the number of shares beneficially owned by the sum of the 47,368,492 shares of Common Stock outstanding at October 20, 2008, and the number of shares of Common Stock that all directors and executive officers had the right to purchase on or within 60 days of October 20, 2008, including, but not limited to, upon exercise of the stock options.

Principal Holders

The only persons known by the Company to be beneficial owners of more than 5% of FactSet’s Common Stock are the following:

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned at October 20, 2008	Percentage of Common Stock
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	5,248,822	10.9
Baron Capital Group, Inc. (BAMCO) 767 Fifth Avenue New York, NY 10153	4,763,095	9.9
Franklin Resources, Inc. One Franklin Parkway San Mateo, CA 94403	3,058,907	6.3

(1)	Number of shares beneficially owned was obtained from filings made with the Securities and Exchange Commission pursuant to Sections 13(d), 13(f) or 13(g) of the Exchange Act in fiscal 2008.

Directors and Executive Officers

The table below sets forth, as of October 20, 2008, information regarding the beneficial ownership of the Company’s Common Stock by (1) each Director and the named Executive Officers of the Company and (2) all Directors and Executive Officers of the Company as a group (11 persons).

Name (1)	Number of Shares Beneficially Owned at October 20, 2008 (2)	Percentage of Common Stock
Philip A. Hadley	1,346,531	2.8%
Charles J. Snyder	3,011,010	6.2%
Michael F. DiChristina	282,291	**
Michael D. Frankenfield	212,264	**
Peter G. Walsh	149,874	**
Kieran M. Kennedy	68,285	**
James J. McGonigle	33,000	**
Scott A. Billeadeau	33,000	**
Joseph E. Laird, Jr.	37,500	**
Walter F. Siebecker	83,515	**
Joseph R. Zimmel	—	**
All Directors and Executive Officers as a group (11 persons)	5,257,270	10.9%

**	Percentage of Common Stock is less than 1%.

(1)	The address for each of these beneficial owners is FactSet Research Systems Inc., 601 Merritt 7, Norwalk, Connecticut 06851.

(2)	Beneficial ownership includes shares that may be acquired upon exercise of options exercisable within 60 days of October 20, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers, directors and persons who own more than 10% of FactSet’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. These persons are required to provide FactSet with copies of all Section 16(a) forms that they file. Based solely upon a review of SEC Forms 3, 4 and 5 furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes that those persons complied with all Section 16(a) filing requirements during fiscal 2008 with respect to transactions in the Company’s stock with the following exceptions. Three Form 5s were filed on September 28, 2008 on behalf of three Company executive officers, reflecting the purchase of FactSet common stock through the Company’s 2001 Employee Stock Purchase Plan for an aggregate number of 803. In addition, two Form 4s were filed approximately four business days late relating to the sale of 11,500 shares of FactSet common stock by a non-employee director. All of these reports were promptly filed upon discovery that a report covering such transactions had not been filed on time.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of August 31, 2008 with respect to our equity compensation plans:

(In thousands, except per share data)

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	8,917	$40.11	3,562
Equity compensation plans not approved by security holders	—	—	—

Total	8,917	$40.11	3,562

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest. Accordingly, as a general matter, it is FactSet’s preference to avoid related party transactions. FactSet’s Audit Committee Charter requires that members of the Audit Committee, all of whom are independent directors, review and approve all related party transactions for which such approval is required under applicable law, including SEC and New York Stock Exchange rules. For purposes of this section, “related person” and “transaction” have the meanings contained in Item 404 of Regulation S-K. Under SEC rules, a related person is a director, executive officer, nominee for director, or 5% stockholder of the company since the beginning of the last fiscal year and their immediate family members. The Company monitors any transaction or series of transactions in which the Company is a participant, the amount involved exceeds $100,000, and a related person has a direct or indirect material interest.

The Audit Committee would determine whether the related person has a material interest in a transaction and would approve, ratify, rescind, or take other action with respect to the transaction in its discretion. In accordance with the New York Stock Exchange listing requirements, the Company does not have relationships with any directors in which the director is compensated in excess of $100,000, excluding fees for board service. In fiscal 2008, there were no related-person transactions under the relevant standards.

In addition, the Audit Committee is responsible for reviewing and investigating any matters pertaining to the integrity of management, including conflicts of interest and adherence to FactSet’s Code of Business Conduct and Ethics. Under the Code of Business Conduct and Ethics, directors, officers and all other members of the workforce are expected to avoid any relationship, influence or activity that would cause or even appear to cause a conflict of interest. FactSet’s Corporate Governance Principles require a director to promptly disclose the Board any potential or actual conflict of interest involving him or her. Under the Principles, the Board will determine an appropriate resolution on a case-by-case basis. All directors must excuse themselves from any discussion or decision affecting their personal, business or professional interests.

All related party transactions shall be disclosed in FactSet’s applicable filings with the Securities and Exchange Commission as required under SEC rules.

OTHER MATTERS

Proposals of Stockholders

Proposals of stockholders intended to be presented at the fiscal year 2009 Annual Meeting of Stockholders must be received by us, attention of Ms. Rachel R. Stern, FactSet’s Secretary, at our principal executive offices, no later than August 1, 2009, or such other date as determined with reference to the Company’s By-laws, as amended, as applicable, to be included in our fiscal year 2009 Proxy Statement.

Delivery of Documents to Stockholders Sharing an Address

If you are a beneficial owner, but not the record holder, of Company shares, your broker, bank or other nominee may deliver only one copy of the Company’s Proxy Statement and Annual Report to multiple stockholders who share an address unless that nominee has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and Annual Report to a stockholder at a shared address to which a single copy of the documents were delivered. A stockholder who wishes to receive a separate copy of the Proxy Statement and Annual Report, now or in the future, should submit their request to the Investor Relations Department at 203-810-1000 or by submitting a written request to Ms. Rachel R. Stern, Secretary, 601 Merritt 7, Norwalk, CT 06851. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and Annual Reports and wish to receive a single copy of such materials in the future will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Availability of FactSet’s Annual Report on Form 10-K

FactSet will mail without charge, upon written request, a copy of FactSet’s Annual Report on Form 10-K for the fiscal year ended August 31, 2008, including the consolidated financial statements, schedule and list of exhibits, and any particular exhibit specifically requested. Requests should be sent to: FactSet Research Systems Inc., 60 1 Merritt 7, Norwalk, CT 06851, Attn: Investor Relations. The annual report on Form 10-K is also available at www.factset.com.

Other Business

The Board does not intend to bring any other business before the Meeting and so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. However, as to any other business, which may properly come before the Meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Rachel R. Stern Senior Vice President, General Counsel and Secretary Norwalk, Connecticut
October 30, 2008

APPENDIX A

FACTSET RESEARCH SYSTEMS INC.

2008 NON-EMPLOYEE DIRECTORS’

STOCK OPTION PLAN

1. Adoption and Purpose. FactSet Research Systems Inc., a Delaware corporation (the “Company”), hereby adopts the FactSet Research Systems Inc. 2008 Non-Employee Directors’ Stock Option Plan (the “Plan”) to secure for the Company and its stockholders the benefits of the incentive inherent in increased common stock ownership by the members of the Board of Directors (the “Board”) of the Company who are not employees of the Company or any of its subsidiaries (each a “Non-Employee Director”).

2. Administration. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of stock options made under the Plan (the “Options”) and the power to determine the restrictions, if any, on the ability of participants to exercise and to dispose of any stock issued in connection with the exercise of any Options granted pursuant to the Plan. The Board shall, subject to the provisions of the Plan, have the power to interpret the Plan and to prescribe, amend and rescind rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may authorize any one or more of their number (each, a “Director”) or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. The Board hereby authorizes the Secretary to execute and deliver all documents to be delivered by the Board pursuant to the Plan. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except for such member’s own willful misconduct or as expressly provided by statute.

3. Shares Subject to Plan. The stock which may be issued and sold under the Plan will be the common stock, par value $0.01 per share, of the Company (“Common Stock”). The total amount of stock for which Options may be granted under the Plan shall not exceed 250,000 shares of Common Stock, subject to adjustment as provided in Section 6 below. The shares of Common Stock to be issued may be either authorized and unissued shares or shares held by the Company in its treasury. Shares that by reason of the expiration of an Option or otherwise are no longer subject to purchase pursuant to an Option granted under the Plan may be reoffered under the Plan.

4. Participants. Each Non-Employee Director shall be eligible to receive an Option in accordance with Section 5 below.

5. Terms and Conditions of Options. Each Option granted under the Plan shall be evidenced by an agreement (the “Award Agreement”) in such form as the Board shall prescribe from time to time in accordance with the Plan, and shall comply with the following terms and conditions:

(a) The Option exercise price shall be the “Fair Market Value” of the Common Stock on the date the Option is granted. For purposes of the Plan, Fair Market Value shall mean (1) if the Common Stock is listed on a national securities exchange, the closing price of a share of Common Stock on the date of grant (or, if not granted on a trading day, on the last preceding trading day) or, (2) if shares of Common Stock are not then listed on a national Securities exchange, the mean of the bid and asked prices for a share of Common Stock in the over-the-counter market as reported in the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) on that date, or, if there is no such quotation on that date, such prices on the last preceding business day on which there was a quotation; provided, however, that if the Common Stock is not so listed or traded, then the Fair Market Value shall be determined in good faith by the Board.

(b) The Board shall, from time to time, in its sole discretion, subject to the limitations of the Plan, grant Options from time to time to each Non-Employee Director and determine the number of shares to be subject to the Option.

(c) No Option or any part of an Option shall be exercisable:

(i) after the expiration of seven years from the date the Option was granted,

(ii) unless written notice of the exercise is delivered to the Company specifying the number of shares to be purchased and payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise or by a date specified by the optionee (not more than 10 business days from the date of exercise); such payment shall be made:

(A) in cash or by check,

(B) by tendering to the Company Common Stock owned by the person exercising the Option and having a Fair Market Value (determined as of the date the Common Stock certificate(s) and the exercise, order are received by the Plan administrator) equal to the cash exercise price applicable to such Option, it being understood that the Board shall determine acceptable methods for tendering Common Stock and may impose such conditions on the use of Common Stock to exercise Options as it deems appropriate, or

(C) by a combination of cash or check and Common Stock as aforesaid; and

(iii) unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, a Director of the Company, except that if such person shall cease to be such a Director by reason of Incapacity (as defined below) or death while holding an Option that has not expired and has not been fully exercised, such person, or in the case of death, the executors, administrators, or distributees, as the case may be, may within 90 days (one year in the event of death) after the date such person ceased to be such a Director (but in no event after the Option has expired under the provisions of subparagraph 5(d)(i) above) exercise the Option (to the extent exercisable by the Director on the date he ceased to be a Director) with respect to any shares of Common Stock as to which such person has not exercised the Option on the date the person ceased to be such a Director.

If any person who has ceased to be a Director for any reason other than death, shall die holding an Option that has not expired and has not been fully exercised, such person’s executors, administrators, or distributees, as the case may be, may exercise the Option within one year’ of the person’s death (to the extent exercisable by the decedent on his date of death) provided that in no event may the Option be exercised after it has expired pursuant to subparagraph 5(d)(i).

In the event, any Option is exercised by the executors, administrators, legatees, or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased optionee’s estate or the proper legatees or distributees thereof.

(d) The period during which the right to exercise, in whole or in part, an Option vests, shall be set by the Board and the Board may determinate that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Board may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests. Unless otherwise set forth in the Award Agreement, in the event the Non-Employee Director ceases to be a Director by reason of Incapacity or death, the total number of shares of Common Stock covered by the Option shall thereupon become fully vested and immediately exercisable.

(e) Options granted to a Non-Employee Director shall be forfeited if such Non-Employee Director shall cease to be a Director for reasons other than Incapacity or death unless the Board, in its discretion, elects that such outstanding Options shall thereupon become fully vested and immediately exercisable.

(f) As used in this Section 5, the term “Incapacity” means any material physical, mental or other disability rendering the Director incapable of substantially performing his or her services hereunder that is not cured within 180 days of the first occurrence of such incapacity. In the event of any dispute between the Company and the Director as to whether he or she is incapacitated as defined, herein, the determination of whether the Director is so incapacitated shall be made by an independent physician selected: by the Board and the decision of such physician shall be binding upon the Company and the Director.

(g) Notwithstanding any other provisions of the Plan or any option agreement, upon the occurrence of a “Change of Control” (as defined in the FactSet Research Systems Inc. 1996 Stock Option Plan), (i) all Options granted under the Plan which have not been exercised and which have not expired by their terms shall immediately be fully exercisable for the remainder of their respective terms and (ii) the Board may, in its sole discretion, determine that such options be immediately terminated in which case the optionee will be paid an amount in cash in respect of each Option equal to the difference between the Fair Market Value (as determined pursuant to Section 5 (a) hereof but substituting the date of the Change of Control for the grant date) of a share of Common Stock and the exercise price of such Option.

6. Adjustment in the Event of Certain Changes in Stock.

(a) If there is any change in the number of outstanding shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination, exchange of shares, merger, consolidation, liquidation, split-up, spin-off or other similar change in capitalization, any distribution to common shareholders, including a rights offering, other than cash dividends, or any like change, then the number of shares of Common Stock available for options, the number of such shares covered by outstanding options, and the price per share of such options shall be proportionately adjusted by the Board to reflect such change or distribution; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(b) In the event of a change in the Common Stock of the Company as presently constituted, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

(c) In the event of a reorganization, recapitalization, merger, consolidation, acquisition of property or stock, extraordinary dividend or distribution (other than as covered by Section 6(a) hereof), separation or liquidation of the Company, or any other event similarly affecting the Company, the Board, shall have the right, but not the obligation, notwithstanding anything to the contrary in this Plan, to provide that outstanding options granted under this Plan shall (i) be canceled in respect of a cash payment or the payment of securities or property, or any combination thereof, with a per share value determined by the Board in good faith to be equal to the value received by the stockholders of the Company in such event in the respect of each share of Common Stock, with appropriate deductions of exercise prices, or (ii) be adjusted to represent options to receive cash, securities, property, or any combination thereof, with a per share value determined by the Board in good faith to be equal to the value received by the stockholders of the Company in such event in respect of each share of Common Stock, at such exercise prices as the Board in its discretion may determine is appropriate.

(d) To the extent that the foregoing adjustments, relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

7. Nonexclusive Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

8. Section 16 Persons. Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under Section 16 of the Securities Exchange Act of 1934 (the “Exchange. Act”). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

9. Nonassignabllity. Options may not be transferred other than by will or by the laws of descent and distribution; provided, however, that an option may be transferred by gift to any member of the Non-Employee Director’s immediate family or to a trust for the benefit of one or more of such immediate family members, if approved by the Board. During a Non-Employee Director’s lifetime, options granted to a Non-Employee Director may be exercised only by such Non-Employee Director or by his or her guardian or legal representative unless the Option has been transferred in accordance with the preceding sentence, in which case it shall be exercisable only by such transferee. For purposes of this, Section 9, “immediate family” shall mean the optionee’s spouse, children and grandchildren.

10. Amendment or Discontinuance. The Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company, except that stockholder approval shall be required for any amendment that would increase (except as provided in Section 6 hereof) the maximum number of shares of Common Stock for which Options may be granted under the Plan. No termination, modification or amendment of the Plan may, without the consent of the Director to whom any Option shall theretofore have been granted, adversely affect the rights of such Director (or his or her transferee) under such Option.

11. Limitation of Rights. Neither the adoption of the Plan nor any action of the Board shall be deemed to give any Non-Employee Director any right to be granted an option to purchase Common Stock or any other rights except as may be evidenced by a stock option agreement, or any amendment thereto, duly authorized by the Board and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein.

12. Term. Unless sooner terminated by action of the Board, this Plan will terminate on December 1, 2018 in accordance with Section 13. The Board may not grant Options under the Plan after such termination date, but Options granted before that date will continue to be effective in accordance with their terms.

13. Effectiveness; Approval of Stockholders. The Plan shall take effect on the date on which the Plan is adopted by the Board, but its effectiveness and the exercise of any options shall be subject to the approval of the holders of a majority of the voting shares of the Company, which approval must occur within twelve months after the date on which the Plan is adopted by the Board.

14. Withholding Taxes. If the Board shall so require, as a condition of exercise, each Non-Employee Director shall agree that:

(a) no later than the date of exercise of any Option, such Non-Employee Director will pay to the Company or make arrangements satisfactory to the Board regarding payment of any Federal, state or local taxes of any kind required by law to be withheld upon the exercise of such option (any such tax, a “Withholding Tax”); and

(b) the Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due. to such Non-Employee Director, any such Withholding Tax.

15. No Illegal Transactions. The Plan and all Options granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the options or any Option, Optionees shall not be entitled to exercise Options or receive the benefits thereof and the Company shall not be obligated to deliver any Common Stock or pay any benefits to an Optionee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Optionee or the Company of any provision of any such law or regulation.

16. Severability. If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

17. Headings. The headings of Sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

18. Number and Gender. When appropriate the singular as used in this Plan shall include the plural and vice versa, and the masculine shall include the feminine.

19. Controlling Law. The laws of the State of Connecticut, except its laws with respect to choice of laws, shall be controlling in all matters, relating to the Plan.

APPENDIX B

FACTSET RESEARCH SYSTEMS INC.

2008 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I

ESTABLISHMENT

PURPOSE

The FactSet Research Systems Inc. 2008 Employee Stock Purchase Plan (the “Plan”) is hereby established by FactSet Research Systems Inc. (the “Company”), the purpose of which is to provide a method whereby employees of the Company or any Designated Subsidiary (as defined herein), will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Plan is also established to help promote the overall financial objectives of the Company’s stockholders by promoting those persons participating in the Plan to achieve long-term growth in stockholder equity. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code and the regulations promulgated thereunder.

ARTICLE II

DEFINITIONS

The following words and phrases, as used herein, shall have the meanings indicated unless the context clearly indicates to the contrary:

2.01 “Account” shall mean the bookkeeping account established on behalf of a Participant (i) to which is credited all contributions paid for the purpose of purchasing Common Stock under the Plan, (ii) to which is credited all shares of Common Stock purchased with such contributions and (iii) to which shall be charged all distributions of Common Stock, or withdrawals of contributions, pursuant to the Plan. Such Account shall remain unfunded as described in Section 8.11 of the Plan.

2.02 “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person. Any “Relative” (for this purpose, “Relative” means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose. Neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Common Stock.

2.03 “Agreement” shall mean, either individually or collectively, any subscription, enrollment and/or withholding agreement, in the form prescribed by the Committee, entered into pursuant to the Plan between the Company or a Designated Subsidiary and a Participant. Such Agreement shall be an authorization for the Company or a Designated Subsidiary to withhold amounts from such Participant’s Compensation, at the Contribution Rate specified in the Agreement, to be applied to purchase Common Stock.

2.04 “Beneficiary” shall mean the person specified by a Participant in his or her most recent written designation that is filed with the Committee to receive any benefits under the Plan in the event of such Participant’s death, in accordance with Section 8.01.

2.05	“Board” shall mean the Board of Directors of the Company.

2.06 “Change in Control” shall mean that either of the following events shall have occurred: (a) a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or a “person” within the meaning of Section 13(d)(3) of the Exchange Act, other than the Company, a Subsidiary, or an employee benefit plan (or related trust) of the Company or a Subsidiary, become(s) the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act) of 20% or more of the then-outstanding voting stock of the Company; (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board (together with any new director whose election by the Board or whose nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; (c) all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another company and is the surviving corporation (unless, in either case, the shareholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of (x) the entity or entities, if any, that succeed to the business of the Company or (y) the combined company); or (d) the shareholders of the Company approve a sale of all or substantially all of the assets of the Company or a liquidation or dissolution of the Company.

2.07 “Commission” shall mean the Securities and Exchange Commission or any successor entity or agency.

2.08 “Committee” shall mean the Compensation Committee of the Board as described in Article VII.

2.09 “Compensation” shall mean, for the relevant period, the base compensation (salary or wages) paid in cash to a Participant by the Company and/or a Designated Subsidiary.

2.10 “Common Stock” shall mean shares of common stock of the Company, par value $.01 per share, or the common stock of any successor to the Company, which is designated for the purposes of the Plan.

2.11 “Contribution Rate” shall be that rate of contribution of Compensation to the Plan stated in the Agreement, subject to determination in accordance with Article IV.

2.12 “Designated Subsidiary” shall mean any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan. As of the date of adoption of the Plan by the Board, no Subsidiary is a Designated Subsidiary.

2.13 “Effective Date” shall mean the first business day of the fiscal quarter of the Company immediately following the 2008 annual meeting of the Company’s stockholders.

2.14 “Eligible Employee” shall mean any individual who is employed in the United States (unless otherwise required by law or the Committee determines otherwise) on a full-time or part-time basis by the Company or a Designated Subsidiary on an Enrollment Date, except that the Committee in its sole discretion may exclude:

(a) employees whose customary employment is not more than 20 hours per week;

(b) employees whose customary employment is for not more than five months in any calendar year; and

(c) employees who are considered to be a highly compensated employee of the Company or Designated Subsidiary within the meaning of Section 414(q) of the Code.

As of the Effective Date, and unless and until the Committee determines otherwise, only those employees described in Section 2.14(i) and (ii) are excluded from the class of Eligible Employees.

2.15 “Enrollment Date” shall mean the first day of each Offering Period.

2.16 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

2.17 “Exercise Date” shall mean the last day of each Offering Period.

2.18 “Fair Market Value” of a share of Common Stock as of a given date shall mean: (i) if the Common Stock is listed or admitted to trading on The New York Stock Exchange or on another established stock exchange (including, for this purpose, the Nasdaq National Market), the closing sale price for a share of the Common Stock on the composite tape for such exchange (or in Nasdaq National Market trading, if applicable) as reported in The Wall Street Journal (or, if not so reported, such other nationally recognized reporting source as the Committee shall select) for such date, or, if no such price is reported for such date, the most recent day for which such price is available shall be used; (ii) if the Common Stock is not then listed or admitted to trading on such a stock exchange, the mean of the closing representative bid and asked prices for the Common Stock on such date as reported by the Nasdaq Small Cap Market or, if not so reported, by the OTC Bulletin Board (or any successor or similar quotation system regularly reporting the market value of the Common Stock in the over-the-counter market), or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; or (iii) in the event neither of the valuation methods provided for in clauses (i) and (ii) above are practicable, the fair market value of a share of Common Stock determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of such date.

2.19 “Nominee” shall mean the custodian, if any, designated by the Company for the Accounts held under the Plan.

2.20 “Offering Period” shall mean a period as determined by the Committee during which a Participant’s Option may be exercised and the accumulated value of the Participant’s Account may be applied to purchase Common Stock. Unless otherwise specified by the Committee, Offering Periods shall begin on the first business day of each fiscal quarter of the Company and end on the last business day of such fiscal quarter, with the initial Offering Period beginning on the Effective Date. As of the date of adoption of the Plan by the Board, the fiscal quarters of the Company commence on March 1, June 1, September 1 and December 1. The duration of Offering Periods may be changed by the Committee or the Board pursuant to Section 3.06 or 5.04.

2.21 “Option” shall mean the right to purchase the number of shares of Common Stock specified in accordance with the Plan at a price and for a term fixed in accordance with the Plan, and subject to such other limitations and restrictions as may be imposed by the Plan or the Committee in accordance with the Plan.

2.22 “Option Price” shall mean an amount equal to at least 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or Exercise Date, whichever is lower.

2.23 “Participant” shall mean an Eligible Employee who satisfies the eligibility conditions of Article III, and to whom an Option has been granted by the Committee under the Plan.

2.24 “Person” shall mean “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of Persons.

2.25 “Plan Administrator” shall mean the person serving as the Director of Human Resources of the Company, unless the Committee determines otherwise.

2.26 “Plan Year” shall mean the period of twelve (12) or fewer consecutive months commencing for (i) the initial Plan Year, on the Effective Date and ending on August 31, 2009, and (ii) thereafter, the twelve (12) consecutive month period commencing on September 1 and ending on the following August 31. The Committee may at any time designate another period as the Plan Year.

2.27 “Reserves” shall mean the number of shares of Common Stock covered by each Option under the Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under an Option.

2.28 “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

2.29 “Subsidiary “shall mean any present or future corporation, domestic or foreign, which is or would be a “subsidiary corporation,” as defined under Section 424(f) of the Code, of the Company.

2.30 “Trading Day” shall mean a day on which national stock exchanges are open for trading.

ARTICLE III

ELIGIBILTY AND PARTICIPATION

3.01 Initial Eligibility. Any individual who is otherwise an Eligible Employee and who is employed with the Company or a Designated Subsidiary on the Effective Date or becomes employed with the Company or a Designated Subsidiary after the Effective Date and is otherwise an Eligible Employee, may participate in the Plan immediately beginning with the first Offering Period that occurs concurrent with or next following either the Effective Date or that individual’s initial date of such employment.

3.02 Leave of Absence. For purposes of the Plan, an individual’s employment relationship is still considered to be continuing intact while such individual is on sick leave, or other leave of absence approved by the Committee or the Participant’s supervisor; provided, however, that if the period of leave of absence exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

3.03 Eligibility Restrictions. Notwithstanding any provisions of the Plan to the contrary, no employee of the Company or a Designated Subsidiary shall be granted an Option under the Plan:

(a) if, immediately after the Option is granted, applying the rules under Section 424(d) of the Code to determine Common Stock ownership, such employee would own, immediately after the Option is granted, five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary; or

(b) which permits such employee’s rights to purchase stock under the Plan and any other employee stock purchase plans (excluding, for this purpose, any of the Company’s stock option plans) of the Company or any Subsidiary to accrue at a rate that exceeds $25,000 (or such other amount as may be adjusted from time to time under applicable provisions of the Code or regulations promulgated thereunder) in Fair Market Value of Common Stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding.

3.04 Participation. (a) An Eligible Employee may commence participation by completing an Agreement authorizing payroll deductions and filing it with the payroll office of the Company prior to the applicable Enrollment Date. Such an Eligible Employee is referred to as a Participant.

(b) Any payroll deductions for a Participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Article VI.

3.05 Option Grant. On the Enrollment Date of each Offering Period, each Participant participating in the Offering Period shall be granted an Option to purchase on the Exercise Date of such Offering Period (at the appropriate Option Price) up to a number of shares of Common Stock as determined by dividing the particular Participant’s payroll deductions that have accumulated prior to such Exercise Date and retained in such Participant’s Account as of that Exercise Date by the appropriate Option Price. Such purchase of shares of Common Stock shall be subject to the limitations under Sections 3.03 and 3.09. Exercise of the Option shall occur as provided in Section 3.07, unless the Participant has withdrawn as provided in Article VI. The Option shall expire on the last day of the Offering Period. The Committee may determine that there shall be no Options granted under the Plan for any particular Plan Year.

3.06 Offering Period. The Plan shall be implemented by consecutive Offering Periods of Common Stock. Each Agreement shall specify the Offering Period for which the Option is granted, which shall be determined by the Committee in accordance with the Plan. The Committee shall have the authority to change the duration of Offering Periods, including the commencement dates thereof, with respect to future offerings without approval of the Company’s stockholders. Under such circumstances, any change to the Offering Periods shall be announced at least ten (10) days prior to the scheduled beginning of the initial Offering Period to be affected. In no event, however, shall an Offering Period extend beyond the period permitted under Section 423(b)(7) of the Code.

3.07 Exercise of Option. Unless a Participant provides written notice to the Company, or withdraws from the Plan as provided in Article VI, his or her Option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the Option shall be purchased for such Participant at the applicable Option Price, using the accumulated payroll deductions in his or her Account, subject to the limitations under Sections 3.03 and 3.09. No fractional shares shall be purchased. Any payroll deductions accumulated in an Account that are not sufficient to purchase a full share of Common Stock shall be retained in the Account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Article VI. Any other monies remaining in a Participant’s Account after the Exercise Date shall be returned to the Participant or his or her Beneficiary in cash, without interest. During a Participant’s lifetime, such Participant’s Option is exercisable only by such Participant.

3.08 Account/Delivery of Stock/Voting and Tendering Rights/Dividends. (a) As of the Exercise Date with respect to each Offering Period, the amount then in a Participant’s Account shall be applied to the purchase of the number of shares of Common Stock determined by dividing such amount by the applicable Option Price. The shares of Common Stock purchased on behalf of a Participant shall initially be credited to a book entry account established by the Company in the name of the Participant or shall be registered in the name of a Nominee, as the Company shall determine in its discretion. Stock certificates shall not be issued to a Participant for the Common Stock held on his or her behalf under the Plan, but all rights accruing to an owner of record of such Common Stock, including, without limitation, voting and tendering rights, shall belong to the Participant for whose Account such Common Stock is held.

(b) A Participant may, at any time, direct the Plan Administrator to sell some or all of the full shares of Common Stock allocated to the Participant’s Account by instructing the Plan Administrator in writing on a form designated by the Plan Administrator for such purpose. The proceeds of any sale of shares of Common Stock will be paid to the Participant net of all applicable withholding taxes and transaction costs. The Plan Administrator may establish procedures as to the timing and permitted frequency of such sales by Participants. Unless otherwise determined by the Committee or Plan Administrator, no participant shall have the right to have issued to him or her, prior to termination of employment with the Company or a Designated Subsidiary, a certificate or certificates for some or all of the full shares of Common Stock previously purchased on his or her behalf under the Plan; provided, however, that a Participant shall have the right, upon written request to the Plan Administrator, to receive a certificate or certificates for some or all of the full shares of Common Stock previously purchased on his or her behalf under the Plan to the extent such shares have been held in custody under the Plan, on behalf of the Participant, until the later of (i) two years from the date of the commencement of the Offering Period in respect of which such shares were purchased and (ii) one year from the date of purchase of such shares.

(c) Upon the termination of the Plan pursuant to Section 8.06, any full shares of Common Stock purchased for the benefit of any Participant and held under the Plan shall be transferred to and registered in the name of each such Participant as soon as administratively practicable.

(d) Each Participant (or, in the event of his or her death, his or her Beneficiary) is entitled to direct the Company (or, if applicable, the Nominee) as to the manner in which any shares of Common Stock held on behalf of such Participant are to be voted. Shares of Common Stock as to which the Company (or the Nominee) shall not have received timely written voting directions by a Participant shall be voted proportionately with shares of Common Stock as to which directions by Participants were so received. Each Participant (or, in the event of his or her death, his or her Beneficiary) is also entitled to direct the Company (or the Nominee) in writing as to the manner in which to respond to a tender or exchange offer with respect to shares of such Common Stock, and the Company (or the Nominee) shall respond in accordance with such directions. If the Company (or the Nominee) shall not have received timely written directions from a Participant as to the response to such offer, the Company (or the Nominee) shall not tender or exchange any shares of Common Stock allocated to such Participant’s Account.

(e) By executing an enrollment form, a Participant shall have authorized the Company (or, if applicable, the Nominee) to receive and collect all cash dividends or other distributions paid with respect to shares of Common Stock held on the Participant’s behalf and to use such funds to purchase additional shares of Common Stock, on behalf of the Participant, that could be purchased by dividing the amount of such dividend or other distribution by the Fair Market Value of a share of Common Stock on the date on which a cash dividend on such Common Stock held under the Plan, is paid. The cash value of any distribution in property shall be determined by the Committee. Any stock dividend on shares of Common Stock shall be held under the Plan for the benefit of the Participant on whose behalf the shares of Common Stock giving rise to the dividend are held. The Company (or, if applicable, the Nominee) shall distribute to any Participant, as soon as practical, any dividends received on shares of Common Stock, if the maximum share limitation set forth in Section 3.03 prevent further issuances of such shares. A Participant who elects to hold shares of Common Stock previously held under the Plan in his or her own name will cease to have the benefit of this Section 3.08(e) with respect to such shares when they are registered in his or her own name.

(f) The Committee will require a Participant or his or her Beneficiary to give prompt written notice to the Company concerning any disposition of shares of Common Stock received upon the exercise of such Participant’s Option within: (i) two (2) years from the date of granting of such Option to such Participant, (ii) one (1) year from the transfer of such shares of Common Stock to such Participant, or (iii) such other period as the Committee may from time to time determine.

3.09 Withholding. At the time an Option is exercised, or at the time some or all of the Common Stock that is issued under the Plan is disposed of, the Company may withhold from any Compensation or other amount payable to the applicable Participant, or require such Participant to remit to the Company (or make other arrangements satisfactory to the Company, as determined in the Committee’s discretion, regarding payment to the Company of), the amount necessary for the Company to satisfy any Federal, state or local taxes required by law to be withheld with respect to the shares of Common Stock subject to such Option or disposed of, as a condition to delivery of any certificate or certificates for any such shares of Common Stock. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any Federal, state or local tax or withholding obligations with respect to such payments.

ARTICLE IV

PAYROLL DEDUCTIONS

4.01 Contribution Rate. (a) At the time a Participant files an Agreement with the Committee authorizing payroll deduction, he or she may elect to have payroll deductions made on each payday during the Offering Period, and such Contribution Rate shall be a minimum of one percent (1%) and a maximum of ten percent (10%) of the Participant’s Compensation in effect on each payroll period during the Offering Period (subject to Section 4.01(b)), unless the Committee determines otherwise in a manner applicable uniformly to all Participants. Participants may not make any separate cash payments outside payroll deductions under the Plan except as otherwise provided in Section 5.04(d) in the event of a Change in Control.

(b) A Participant may discontinue his or her participation in the Plan as provided in Article VI, or may elect to decrease (but not increase) the rate of his or her payroll deductions during the Offering Period by filing a new Agreement with the Committee that authorizes a change in his or her Contribution Rate. Such election by the Participant to decrease his or her Contribution Rate shall only be permitted once during each Offering Period. The Committee may, in its discretion, in a fair and equitable manner, limit the number of Participants who change their Contribution Rate during any Offering Period. Any such change in Contribution Rate accepted by the Committee shall be effective with the first full payroll period following ten (10) business days after the Committee’s receipt of the new Agreement authorizing the new Contribution Rate, unless the Committee elects to process a change in the Contribution Rate more quickly. A Participant’s authorization to change his or her Contribution Rate shall remain in effect for successive Offering Periods unless terminated as provided in Article VI.

(c) Notwithstanding the foregoing provisions of this Section 4.01, the Committee may decrease a Participant’s Contribution Rate, but not below zero percent (0%), at any time during an Offering Period to the extent necessary to comply with Section 423(b)(8) of the Code or Section 3.03 of the Plan. To the extent necessary in such case, payroll deductions shall recommence at the rate provided in such Participant’s Agreement at the beginning of the first Offering Period that is scheduled to begin in the following Plan Year, unless the Participant withdraws from the Plan in accordance with Article VI.

4.02 Participant Account. All payroll deductions made for a Participant shall be credited to his or her Account under the Plan.

4.03 Interest. No interest shall accrue on the payroll deductions of a Participant under the Plan. In addition, no interest shall be paid on any and all money that is distributed to a Participant, or his or her Beneficiary, pursuant to the provisions of Sections 6.01 and/or 6.03.

ARTICLE V

COMMON STOCK

5.01 Shares Provided. (a) The maximum number of shares of Common Stock that may be issued under the Plan shall be 500,000 shares. This number is subject to an adjustment upon any changes in capitalization of the Company as provided in Section 5.04.

(b) The Committee may determine, in its sole discretion, to include in the number of shares of Common Stock available under the Plan any shares of Common Stock that cease to be subject to an Option or any shares subject to an Option that terminates without issuance of shares of Common Stock actually being made to the Participant.

(c) If the number of shares of Common Stock that Participants become entitled to purchase under the Plan is greater than the shares of Common Stock offered in a particular Offering Period or remaining available under the Plan, the available shares of Common Stock shall be allocated by the Committee among such Participants in such manner as the Committee determines is fair and equitable.

5.02 Participant Interest. The Participant shall have no interest as a shareholder, including, without limitation, voting or dividend rights, with respect to shares of Common Stock covered by his or her Option until such Option has been exercised in accordance with the Plan.

5.03 Restriction of Shares Upon Exercise. The Committee may, in its discretion, require as conditions to the exercise of any Option that the shares of Common Stock reserved for issuance upon the exercise of the Option shall have been duly listed upon a stock exchange, and that either:

(a) a registration statement under the Securities Act with respect to the shares shall be effective, or

(b) the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his or her intention to purchase the shares for investment and not for resale or distribution.

5.04 Changes in Capital. (a) Subject to any required action by the shareholders of the Company, upon changes in the outstanding Common Stock by reason of a stock split, reverse stock split, stock dividend, combination or exchange of shares, merger, recapitalization, consolidation, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), reorganization, reclassification, or increase or decrease in the number of shares of capital stock of the Company effected without receipt of full consideration therefore, or any other similar change affecting the Company’s capital structure, the Committee shall make appropriate adjustments, in its discretion, to, or substitute, as applicable, the number, class and kind of shares of stock available for Options under the Plan, outstanding Options and the Reserves, the maximum number of shares that a Participant may purchase per Offering Period, the Option Prices of outstanding Options and any other characteristics or terms of the Options or the Plan as the Committee shall determine are necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as shall be reasonably determined by the Committee. Notice of any such adjustment shall be given by the Committee to each Participant whose Option has been adjusted and such adjustment, whether or not such notice has been given, shall be effective and binding for all purposes of the Plan.

(b) The existence of the Plan and any Options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or a Subsidiary, any issue of debt, preferred or prior preference stock ahead of or affecting Common Stock, the authorization or issuance of additional shares of Common Stock, the dissolution or liquidation of the Company or any Subsidiary, any sale or transfer of all or part of the Company’s or a Subsidiary’s assets or business or any other corporate act or proceeding.

(c) The Board may at any time terminate an Offering Period then in progress and provide, in its discretion, that Participants’ then outstanding Account balances shall be used to purchase shares of Common Stock pursuant to Article III or returned to the applicable Participants.

(d) In the event of a Change in Control, the Committee may, in its discretion:

(i) permit each Participant to make a single sum payment with respect to his or her outstanding Option before the Exercise Date equal to the amount the Participant would have contributed as determined by the Committee for the payroll periods remaining until the Exercise Date, and provide for termination of the Offering Period then in progress and purchase of shares pursuant to Article III; or

(ii) provide for payment in cash to each Participant of the amount standing to his or her Account plus an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Common Stock, or, if higher, the highest Fair Market Value of the Common Stock during the 30 consecutive Trading Days immediately prior to the closing date or expiration date of such transaction, less the Option Price of the Participant’s Option (determined for all purposes of this Section 5.04(d)(ii) using such closing or termination date as the Exercise Date in applying Section 2.4), multiplied by the number of full shares of Common Stock that could have been purchased for such Participant immediately prior to the Change in Control with the amount standing to his or her Account at the Option Price, and that all Options so paid shall terminate.

ARTICLE VI

WITHDRAWAL

6.01 General. By written notice to the Committee, at any time prior to the last day of any particular Offering Period, a Participant may elect to withdraw all of the accumulated payroll deductions in his or her Account at such time. All of the accumulated payroll deductions credited to such withdrawing Participant’s Account shall be paid to such Participant promptly after receipt of his or her written notice of withdrawal. In addition, upon the Participant’s written notice of withdrawal, the Participant’s Option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares on behalf of such Participant shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Committee a new Agreement authorizing payroll deductions.

6.02 Effect on Subsequent Participation. A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Subsidiary or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

6.03 Termination of Employment. Upon termination of employment as an Eligible Employee, for any reason, a Participant shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant’s Account during the Offering Period but not yet used to exercise the Option shall be returned to such Participant, or, in the case of a Participant’s death, the payroll deductions credited to such deceased Participant’s Account shall be paid to his or her Beneficiary or Beneficiaries, and the Participant’s Option shall be automatically terminated. A transfer of a Participant’s employment between or among the Company and any Designated Subsidiary or Designated Subsidiaries shall not be treated as a termination of employment for purposes of the Plan. Upon the termination of employment of a Participant with the Company or a Designated Subsidiary, all shares of Common Stock then credited to the Participant’s Account will be registered in his or her own name and distributed to him or her.

ARTICLE VII

ADMINISTRATION

7.01 Generally. The Plan shall be administered by the Compensation Committee of the Board. Notwithstanding the foregoing, the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, except with respect to any matters which under any applicable law, regulation or rule are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. In addition, the Board shall have discretionary authority to designate, from time to time, without approval of the Company’s stockholders, those Subsidiaries that shall be Designated Subsidiaries, the employees of which are eligible to participate in the Plan.

7.02 Authority of the Committee. The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or Section 7.01, subject to the express provisions of the Plan, the Committee shall have full and exclusive discretionary authority to interpret and construe any and all provisions of the Plan and any Agreements, determine eligibility to participate in the Plan, adopt rules and regulations for administering the Plan, adjudicate and determine all disputes arising under or in connection with the Plan, determine whether a particular item is included in “Compensation,” and make all other determinations deemed necessary or advisable for administering the Plan. Decisions, actions and determinations by the Committee with respect to the Plan or any Agreement shall be final, conclusive and binding on all parties. Except to the extent prohibited by applicable law or the rules of a stock exchange, the Committee may, in its discretion, from time to time, delegate all or any part of its responsibilities and powers under the Plan to any member or members of the management of the Company, and revoke any such delegation. Unless otherwise determined by the Committee, the Committee shall delegate its day-to-day administrative responsibilities under the Plan to the Plan Administrator.

ARTICLE VIII

MISCELLANEOUS

8.01 Designation of Beneficiary. (a) A Participant may file with the Plan Administrator a written designation of a Beneficiary who is to receive any Common Stock and/or cash from the Participant’s Account in the event of such Participant’s death subsequent to an Exercise Date on which the Option is exercised but prior to delivery to such Participant of such Common Stock and cash. Unless a Participant’s written Beneficiary designation states otherwise, the designated Beneficiary shall also be entitled to receive any cash from the Participant’s Account in the event of such Participant’s death prior to exercise of his or her Option.

(b) A Participant’s designation of Beneficiary may be changed by the Participant at any time by written notice to the Plan Administrator. In the event of the death of a Participant and in the absence of a valid Beneficiary designation under the Plan at the time of such Participant’s death, the Company shall deliver the shares and/or cash to which the deceased Participant was entitled under the Plan to the executor or administrator of the estate of such Participant. If no such executor or administrator has been appointed as can be determined by the Committee, the Company shall deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Committee may designate. Any such delivery or payment shall be a complete discharge of the obligations and liabilities of the Company, the Subsidiaries, the Committee and the Board under the Plan.

8.02 Transferability. Neither payroll deductions credited to the Participant’s Account nor any rights with regard to the exercise of an Option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way other than by will, the laws of descent and distribution, or as provided under Section 8.01. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Article VI.

8.03 Conditions Upon Issuance of Shares. i. If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Common Stock upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock hereunder, no Option may be exercised or paid in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

(b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option is or may be in the circumstances unlawful, contravene the requirements of any stock exchange, or result in the imposition of excise taxes on the Company or any Subsidiary under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Common Stock or Options and the right to exercise any Option shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Subsidiary.

(c) The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares of Common Stock purchasable or otherwise receivable by any person under any Option as it deems appropriate. The certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

8.04 Participants Bound by Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board, in any case in accordance with the terms and conditions of the Plan.

8.05 Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

8.06 Amendment or Termination. The Board may terminate, discontinue, amend or suspend the Plan at any time, with or without notice to Participants. No such termination or amendment of the Plan may materially adversely affect the existing rights of any Participant with respect to any outstanding Option previously granted to such Participant, without the consent of such Participant, except for any amendment or termination permitted by Section 5.04. In addition, no amendment of the Plan by the Board shall, without the approval of the shareholders of the Company, (i) increase the maximum number of shares that may be issued under the Plan or that any Participant may purchase under the Plan in any Offering Period, except pursuant to Section 5.04; (ii) change the class of employees eligible to receive Options under the Plan, except as provided by the Board pursuant to the last sentence of Section 7.01; or (iii) change the formula by which the Option Price is determined under the Plan.

8.07 No Employment Rights. The Plan does not, either directly or indirectly, create an independent right for the benefit of any employee or class of employees to purchase any shares of Common Stock under the Plan. In addition, the Plan does not create in any employee or class of employees any right with respect to continuation of employment by the Company or any Subsidiary, and the Plan shall not be deemed to interfere in any way with the Company’s or any Subsidiary’s employment at will relationship with the employee and/or interfere in any way with the Company’s or any Subsidiary’s right to terminate, or otherwise modify, an employee’s employment at any time or for any or no reason.

8.08 Indemnification. No current or previous member of the Board, or the Committee, nor any officer or employee of the Company acting on behalf of the Board, or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan. All such members of the Board or the Committee and each and every officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation of the Plan. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation, or Bylaws, as a matter of law or otherwise.

8.09 Construction of Plan. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall also include the plural, and conversely. The words “Article” and “Section” herein shall refer to provisions of the Plan, unless expressly indicated otherwise.

8.10 Term of Plan. Following the adoption of the Plan by the Board, and approval of the Plan by the shareholders of the Company who are present and represented at a special or annual meeting of the shareholders where a quorum is present, which approval must occur not earlier than one (1) year before, and not later than one (1) year after, the date the Plan is adopted by the Board, the Plan shall become effective on the Effective Date.

8.11 Unfunded Status of Plan. The Plan shall be an unfunded plan. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments, provided that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

8.12 Governing Law. The law of the State of Connecticut will govern all matters relating to the Plan except to the extent such law is superseded by the laws of the United States.

APPENDIX C

FACTSET RESEARCH SYSTEMS INC.

AMENDMENT TO THE COMPANY BY-LAWS

Proposed New Section 6 of the By-laws

The text of proposed new Section 6 of the FactSet By-laws is set forth below.

Section 6. Order of Business; Notice of Stockholder Business and Nominations.

Order of Business. The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.

Annual Meetings of Stockholders. (i) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders of the Corporation may be made at an annual meeting of stockholders (A) pursuant to the Corporation’s notice of meeting delivered pursuant to Article II, Section 3, (B) by or at the direction of the Chairman of the Board or (C) by any stockholder who is entitled to vote at the meeting, who complied with the notice procedures set forth in Article II, Section 6(b)(ii), and who was a stockholder of record at the time such notice is delivered to the Secretary.

For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to Article II, Section 6(b)(i)(C), the stockholder must have given timely notice thereof in writing to the Secretary and, in the case of business other than nominations, such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 90 days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which the Public Announcement (as defined below) of the date of such meeting is first made by the Corporation. In no event shall the Public Announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a stockholder’s notice as described in this Section 6(b). Such stockholder’s notice shall set forth and include the following information and/or documents, as applicable, (A) the name and address of the stockholder giving the notice, as they appear on the Corporation’s books, and of the Beneficial Owner (as defined below), if any, on whose behalf such nomination or proposal is made, (B) representations that, as of the date of delivery of such notice, such stockholder is a holder of record of stock of the Corporation and is entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose such nomination or business, (C) as to each person whom the stockholder proposes to nominate for election or reelection as a director (a “Stockholder Nominee”), all information relating to such Stockholder Nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Act”), and Rule 14a-11 thereunder (or any successor provisions thereto), including such Stockholder Nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (D) as to any other business that the stockholder proposes to bring before the meeting, (1) a brief description of the business proposed to be brought before the meeting, (2) the text of the proposal (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these By-laws, the text of the proposed amendment) and (3) the reasons for conducting such business at the meeting; and (E) in all cases, (1) the name of each individual, firm, corporation, limited liability company, partnership, trust or other entity (including any successor thereto, a “Person”) with whom any stockholder, Beneficial Owner, Stockholder Nominee, and their respective Affiliates and Associates (as defined under Regulation 12B under the Act or any successor provision thereto) (each of the foregoing, a “Stockholder Group Member”) and each other Person with whom such Stockholder Group Member is acting in concert with respect to the Corporation (each Person described in this clause (1), including each Stockholder Group Member, a “Covered Person”) has any agreement, arrangement or understanding (whether written or oral) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy given to such Person in response to a public proxy solicitation made generally by such Person to all holders of voting stock of the Corporation) or disposing of any voting stock of the Corporation or to cooperate in obtaining, changing or influencing the control of the Corporation (except independent financial, legal and other advisors acting in the ordinary course of their respective businesses), and a description of each such agreement, arrangement or understanding (whether written or oral), (2) a list of the class and number of shares of voting stock of the Corporation that are Beneficially Owned or owned of record by each Covered Person, together with documentary evidence of such record or Beneficial Ownership, (3) a list of (A) all of the derivative securities (as defined under Rule 16a-1 under the Act) and other derivatives or similar agreements or arrangements with an exercise or conversion privilege or a periodic or settlement payment or payments or mechanism at a price or in an amount or amounts related to any security of the Corporation or with a value derived or calculated in whole or in part from the value of any security of the Corporation, in each case, directly or indirectly owned of record or Beneficially Owned by any Covered Person and (B) each other direct or indirect opportunity of any Covered Person to profit or share in any profit derived from any increase or decrease in the value of any security of the Corporation, in each case, regardless of whether (x) such interest conveys any voting rights in such security to such Covered Person, (y) such interest is required to be, or is capable of being, settled through delivery of such security or (z) such Person may have entered into other transactions that hedge the economic effect of such interest (any such interest described in this clause (3) being a “Derivative Interest”), (4) a description of each agreement, arrangement or understanding (whether written or oral) with the effect or intent of increasing or decreasing the voting power of, or that contemplates any Person voting together with, any Covered Person with respect to any voting stock of the Corporation, Stockholder Nominee or other proposal (“Voting Arrangements”), (5) details of all other material interests of each Covered Person in such nomination or proposal or capital stock of the Corporation (including any rights to dividends or performance related fees based on any increase or decrease in the value of such capital stock or Derivative Interests) (collectively, “Other Interests”), (6) a description of all economic terms of all such Derivative Interests, Voting Arrangements and Other Interests and copies of all agreements and other documents (including but not limited to master agreements, confirmations and all ancillary documents and the names and details of the counterparties to, and brokers involved in, all such transactions) relating to each such Derivative Interest, Voting Arrangement and Other Interests, (7) a list of all transactions by each Covered Person involving any Voting Stock or any Derivative Interests, Voting Arrangements or Other Interests within three months prior to the date of the notice, and (8) a representation whether any Covered Person intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect any Stockholder Nominee and/or (b) otherwise to solicit or participate in the solicitation of proxies from stockholders in support of such nomination or proposal. A notice delivered by or on behalf of any stockholder under this Section 6(b) shall be deemed to be not in compliance with this Section 6(b) and not effective if (x) such notice does not include all of the information and documents required under this Section 6(b), or (y) after delivery of such notice, any information or document required to be included in such notice changes or is amended, modified or supplemented, as applicable, prior to the date of the relevant meeting and such information and/or document is not delivered to the Corporation by way of a further written notice as promptly as practicable following the event causing such change in information or amendment, modification or supplement, as applicable, and in any case where such event occurs within 45 days of the date of the relevant meeting, within five business days after such event; provided, however, that the Board of Directors shall have the authority to waive any such non-compliance if the Board of Directors determines that such action is appropriate in the exercise of its fiduciary duties. The foregoing notice requirements of this Section 6(b) shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of such Stockholder’s intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Act and such Stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any Stockholder Nominee to furnish such other information as it may reasonably require to determine the eligibility of such Stockholder Nominee to serve as a director.

Notwithstanding anything in the second sentence of Article II, Section 6(b)(ii) to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased effective at the annual meeting and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 6(b) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such Public Announcement is first made by the Corporation and such notice otherwise complies with the requirements of this Section 6(b).

Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting pursuant to Article II, Section 3. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (A) by or at the direction of the Board of Directors or (B) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Section 6(c), and who is a stockholder of record at the time such notice is delivered to the Secretary. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate such number of persons for election to such position(s) as are specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing all of the information, documents and representations required under Article II, Section 6(b)(ii), shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the

120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which Public Announcement of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting is first made by the Corporation. A notice delivered by or on behalf of any stockholder under this Section 6(c) shall be deemed to be not in compliance with this Section 6(c) and not effective if (x) such notice does not include all of the information and documents required under this Section 6(c), or (y) after delivery of such notice, any information or document required to be included in such notice changes or is amended, modified or supplemented, as applicable, prior to the date of the relevant meeting and such information and/or document is not delivered to the Corporation by way of a further written notice as promptly as practicable following the event causing such change in information or amendment, modification or supplement, as applicable, and in any case where such event occurs within 45 days of the date of the relevant meeting, within five business days after such event; provided, however, that the Board of Directors shall have the authority to waive any such non-compliance if the Board of Directors determines that such action is appropriate in the exercise of its fiduciary duties. In no event shall the Public Announcement of an adjournment or postponement of a special meeting commence a new time period for the giving of a Stockholder’s notice as described above.

General. (i) Only persons who are nominated in accordance with the procedures and other requirements set forth in Article II, Section 6(b) or 6(c) shall be eligible to be elected as directors at a meeting of stockholders and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 6. The Board of Directors may adopt by resolution such rules and regulations for the conduct of meetings of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to convene and adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the chairman of the meeting, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the Board of Directors or the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Except as otherwise provided by applicable law, the Certificate of Incorporation or these By-laws, the Board of Directors or the chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting (including, but not limited to, whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures and other requirements set forth in these By-laws (including this Section 6)) and if the Board of Directors or the chairman of the meeting should so determine, shall so declare to the meeting, and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. Notwithstanding the foregoing provisions of this Section 6, unless otherwise required by applicable law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders to present a nomination or proposed business previously put forward by or on behalf of such stockholder or, immediately prior to the commencement of such meeting, such stockholder does not provide a written certification to the Corporation on and as of the date of the applicable meeting that such stockholder and each Covered Person, if any, is then in compliance with this Section 6, then such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 6, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder and each Covered Person, if any, or an electronic transmission delivered by such stockholder and each Covered Person, if any, to act for such stockholder and each Covered Person, if any, as proxy at the meeting of stockholders and to provide such certification on behalf of the stockholder and each Person required pursuant to this Section 6(d) and such Person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

For purposes of these By-laws, “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Act or any document delivered to all stockholders (including any quarterly income statement).

Notwithstanding the foregoing provisions of these By-laws, a stockholder shall also comply with all applicable requirements of the Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 6; provided, however, that any references in these By-laws to the Act or the rules or regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to these By-laws (including Article II, Sections 6(b)(i)(C) and 6(c)), and compliance with Article II, Sections 6(b)(i)(C) and 6(c) of these By-laws shall be the exclusive means for a stockholder to make nominations or submit other business (other than, as provided in the penultimate sentence of Article II, Section 6(b)(ii), matters brought properly under and in compliance with Rule 14a-8 of the Act, as may be amended from time to time). Nothing in these By-laws shall be deemed to affect any rights of (a) stockholders to request inclusion of nominations or proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Act or (b) holders of any series of preferred stock of the Corporation to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

A Person shall be deemed the “Beneficial Owner” of, shall be deemed to “Beneficially Own” and shall be deemed to have “Beneficial Ownership” of, any voting stock of the Corporation (i) that such Person or any of such Person’s Affiliates or Associates (as defined under Regulation 12B under the Act or any successor provision thereto) is deemed to “beneficially own” within the meaning of Section 13(d) of, and Regulation 13D under, the Act or any successor provision thereto, or (ii) that is the subject of, or the reference security for or that underlies any Derivative Interest of such Person or any of such Person’s Affiliates or Associates (as defined under Regulation 12B under the Act or any successor provision thereto), with the number of shares of voting stock deemed Beneficially Owned being the notional or other number of shares of voting stock specified in the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of shares of voting stock is specified in such documentation, as determined by the Board of Directors of Directors in good faith to be the number of shares of voting stock to which the Derivative Interest relates. When two or more Persons act as a partnership, limited partnership, syndicate, or other group, or otherwise act in concert, in each case, for the purpose of acquiring, holding, or disposing of securities of the Corporation or for the purpose of proposing one or more Stockholder Nominees, putting forward any other proposal for consideration or voting together on any matter presented at a stockholder meeting, such syndicate or group shall be deemed a “Person” for the purpose of this Section 6. In addition, any Person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any contract, arrangement, or device with the purpose or effect of divesting such Person of Beneficial Ownership of any voting stock of the Corporation or preventing the vesting of such Beneficial Ownership as part of a plan or scheme to evade the reporting requirements of this Section 6 shall be deemed for the purposes of these By-laws to be the Beneficial Owner of such voting stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE THREE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5.
	Please mark your votes as indicated in this example	☒

	FOR	WITHHELD FOR ALL	*EXCEPTIONS		FOR	AGAINST	ABSTAIN
1. TO ELECT THREE (3) MEMBERS TO THE BOARD OF DIRECTORS OF FACTSET RESEARCH SYSTEMS INC. Nominees: 01 Michael F. DiChristina 02 Walter F.Siebecker 03 Joseph R. Zimmel	☐	☐	☐

2.  TO RATIFY THE APPOINTMENT OF THE ACCOUNTING FIRM OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2009.

3.  TO RATIFY THE ADOPTION OF THE COMPANY’S 2008 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN.

					☐ ☐	☐ ☐	☐ ☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.) *Exceptions				4. TO RATIFY THE ADOPTION OF THE COMPANY’S 2008 EMPLOYEE STOCK PURCHASE PLAN. 5. TO RATIFY THE AMENDMENT TO THE COMPANY’S BY-LAWS TO REQUIRE ADVANCE NOTICE TO THE COMPANY OF STOCKHOLDER NOMINATIONS.	☐ ☐	☐ ☐	☐ ☐

6. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING.

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature _______________________________________Signature _______________________Date_______________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

INTERNET
FACTSET RESEARCH SYSTEMS INC.	http://www.proxyvoting.com/fds Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR

TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call .

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders

The Proxy Statement and the 2008 Annual Report to Stockholders are available at:

http://bnymellon.mobular.net/bnymellon/fds

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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FACTSET RESEARCH SYSTEMS INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 16, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

FACTSET RESEARCH SYSTEMS INC.

You hereby appoint the Secretary of Factset Research Systems Inc. with full power of substitution, as your attorneys and proxies to vote the shares of Common Stock of Factset Research Systems Inc., which you are entitled to vote at the Annual Meeting of stockholders of the Company to be held at 601 Merritt 7, Norwalk, Connecticut 06851, on December 16, 2008, at 2:00 p.m. Eastern Standard time and at any adjournments or postponements of the Annual Meeting, with all the power you would possess if personally present, as indicated on the reverse side.

This proxy, when properly executed, will be voted in the manner you direct in this proxy. If you make no direction, this proxy will be voted FOR the election of the three nominees listed in proposal 1 and FOR proposals 2, 3, 4 and 5. You authorize the proxy holders, in their discretion, to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

(Continued, and to be marked, dated and signed, on the other side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK NJ 07606-9250
Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

FactSet Research Systems Inc.
Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect®at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

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